UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14 (c)
of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate Box:

[x]  Preliminary Information Statement

[  ]  Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]  Definitive Information Statement

EDGAR EXPRESS, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[  ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-1:

(1)  Title of each class of securities to which transaction applies: NA

(2)  Aggregate number of securities to which transaction applies: NA

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA

(4)  Proposed maximum aggregate value of transaction: NA

(5)  Total Fee Paid: NA

[  ]  Fee paid previously with preliminary materials

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previously filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid: $0

(2)  Form, Schedule or Registration Statement No. NA

(3)  Filing Party: NA

(4)  Date Filed: NA

EDGAR EXPRESS, INC.
333 Avenue of the Americas, Suite 2000
Miami, Florida 33131-2185

NOTICE OF ACTION TAKEN WITHOUT A SHAREHOLDERS’ MEETING

This Information Statement is furnished to you by the Board of Directors (the “Board”) of Edgar Express, Inc., a Utah corporation (the “Company”), to inform our holders of record of common stock, par value $0.001 per share (the “Common Stock”), as of the close of business on January 7, 2019 (the “Record Date”) that, in lieu of a meeting of stockholders, we have solicited and obtained the written consent from the stockholders representing a majority of our outstanding shares of our capital stock entitled to vote approving the change of state of incorporation of the Company from Utah to Delaware (the “Reincorporation”) and to adopt the Andover National Corporation 2019 Equity Incentive Plan (the “Plan”). Furthermore, in connection with the Reincorporation, there will be a change to the majority control of the Company’s Board after the effectiveness of the Reincorporation.  The enclosed Information Statement shall be considered the notice required under Section 704 of the Utah Revised Business Corporations Act.

On January 7, 2019, our Board approved the Reincorporation by means of a merger with and into a newly formed and wholly-owned Delaware subsidiary corporation formed for purposes of the merger with us in order to change the Company’s domicile and, in connection with the Reincorporation, the adoption of a new amended and restated certificate of incorporation and new bylaws, each under the laws of the State of Delaware. Furthermore, in connection with the Reincorporation, effective as of the date of the effectiveness of the Reincorporation, Mary Foster and Brandon Pehrson will resign as directors of the Company and Peter A. Cohen, Rehana S. Farrell, and Jules B. Kroll will be appointed as new members of the Board to replace Ms. Foster and Mr. Pehrson. Stockholders who together hold 99.93% of our outstanding Votes (as defined herein) as of the date of this Information Statement, signed a written consent approving the Reincorporation, the Plan, and the related transactions. Such approval and consent are sufficient under Utah law, Delaware law, and our Bylaws to approve the Reincorporation. Accordingly, the Agreement and Plan of Merger and the transactions contemplated in that agreement have been approved, and neither a meeting of our stockholders nor additional written consents are necessary.  We have attached hereto as Appendices A, B, C, and D, the form of Agreement and Plan of Merger to effect the Reincorporation, the Amended and Restated Certificate of Incorporation of the surviving Delaware corporation (the “Delaware Charter”), the bylaws of the surviving Delaware corporation (the “Delaware Bylaws”), and the Plan, respectively.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Information Statement is being furnished to shareholders of the Company on the Record Date, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules thereunder solely for the purpose of informing stockholders of these corporate actions before they take effect. Please read the accompanying Information Statement carefully. In accordance with Rule 14c-2 under the Exchange Act, the shareholder action approving the Reincorporation and the Plan is expected to become effective twenty (20) calendar days following the mailing of this Information Statement, or as soon thereafter as is reasonably practicable.

We encourage you to read the enclosed Information Statement, which is being provided to all of our stockholders. It describes the proposed corporate actions in detail.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN AND NO PROXY OR VOTE IS SOLICITED BY THIS NOTICE.

Important Notice Regarding the Availability of Information Statement Materials in Connection with this Notice of Written Consent: We will furnish a copy of this Information Statement, without charge, to any stockholder upon written request to the following address: 333 Avenue of the Americas, Suite 2000, Miami, Florida 33131-2185, Attention: Chief Executive Officer.

By Order of the Board of Directors,

January 10, 2019

/s/ Daniel E. Schmerin

Daniel E. Schmerin

Chief Executive Officer

EDGAR EXPRESS, INC.
333 Avenue of the Americas, Suite 2000
Miami, Florida 33131-2185

INFORMATION STATEMENT
January 10, 2019

This Information Statement is being provided to you by the
Board of Directors of Edgar Express, Inc.

This Information Statement and the Notice of Action Taken Without a Shareholders’ Meeting (jointly, the “Information Statement”) is furnished by the Board of Directors (the “Board”) of Edgar Express, Inc. (the “Company,” “We,” or “Us”), a Utah corporation, to the holders of our common stock as of January 7, 2019 (the “Record Date”), to provide information with respect to action taken by the written consent of the Majority Voters (identified below). The Majority Voters approved by written consent the following actions (each an “Action” and together, the “Actions”):

•	To change our domicile from the State of Utah to the State of Delaware through a reincorporation merger whereby we merge into a newly-formed, wholly-owned subsidiary (the “Reincorporation”); and
•	To approve the Andover National Corporation 2019 Equity Incentive Plan (the “Plan”).

Our Board decided to obtain written consent of the Majority Voters in order to avoid the costs and management time required to hold a special meeting of shareholders. All required corporate approvals of the Actions have been obtained. This Information Statement is furnished solely for the purpose of informing shareholders of this corporate action in the manner required by Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended.

Voting Securities; Board and Consenting Stockholders

As of the Record Date, our authorized capitalization consisted of 50,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), 10,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), of which 7,500,000 shares are designated as Series A Preferred Stock (the “Series A Preferred Stock”). As of the Record Date there were 11,700,000 shares of Common Stock issued and outstanding, and 7,500,000 shares of Series A Preferred Stock issued and outstanding. Each holder of outstanding shares of Series A Preferred Stock is entitled to cast fifty (50) votes. Accordingly, the following “Votes” are outstanding:

Votes attributed to Common Stock:	11,700,000
Votes attributed to Series A Preferred Stock:	375,000,000
Total Votes:	386,700,000

On January 7, 2019, our Board unanimously adopted resolutions approving the Reincorporation and the Plan. Section 16-10a-704 of the Utah Revised Business Corporations Act (“URBCA”) provides that the written consent of the holders of the issued and outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible to accomplish the purposes hereafter described, the Board elected to seek the written consent of the holders of a majority of our issued and outstanding shares of voting capital stock to reduce the costs and implement the Reincorporation and the Plan in a timely manner.

At the record date we had 386,700,000 Votes outstanding. On January 9, 2019, the following consenting shareholders and holders of Votes (the “Majority Voters”) who collectively have 99.93% of our outstanding Votes, consented in writing to the Reincorporation and the Plan:

Stockholder	Votes	Percentage
Windber National LLC	127,924,100	33.08%
The Peter A. Cohen Revocable Trust	127,924,100	33.08%
Blumenthal Family Investment Joint Venture, L.P.	2,924,100	0.76%
Jeffrey C. Piermont	127,674,100	33.02%
Total Votes of Majority Voters	386,446,400	99.93%
Total Votes Outstanding	386,700,000	100.0%

As of January 10, 2019, certain stockholders of the Company (the “Sellers”) had failed to deliver to Jeffrey C. Piermont, 250,000 shares of Common Stock that were required to be delivered pursuant to the terms of that certain Stock Purchase Agreement (the “Purchase Agreement”), dated September 25, 2018, by and among the Company, the Sellers, John D. Thomas, P.C., as the Sellers’ Representative, and Windber National LLC, The Peter A. Cohen Revocable Trust, Blumenthal Family Investment Joint Venture, L.P., and Jeffrey C. Piermont. All parties to the Purchase Agreement are working to finalize delivery of the 250,000 remaining shares of Common Stock which is expected to occur in the first quarter of 2019.

All required corporate approvals of the Reincorporation and the Plan have been obtained, subject to furnishing this notice and 20 days elapsing from the date of this notice. This Information Statement is furnished solely for the purpose of informing our shareholders of this corporate action in the manner required by Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended.

This Information Statement is first being mailed or furnished to the shareholders of the Company on or about January 10, 2019, and the corporate actions described below will not be effective until at least 20 days after the mailing.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

We have asked brokers and other custodians, nominees, and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS

When will this action be taken?

The Board anticipates that the Agreement and Plan of Merger will be filed with the Utah and Delaware Secretaries of State twenty calendar days following the mailing of this Information Statement to shareholders in accordance with Rule 14c-2 of the Securities and Exchange Act, or approximately in February 2019.

Why are you proposing this Action?

The Board deems it to be in the best interests of the Company and its shareholders to change the state of our incorporation from Utah to Delaware.  We want to change the state of our incorporation for several reasons, including increased flexibility in connection with the operation and administration of the Company as a result of certain statutory provisions and existing case law. We would like, in part, to be able to take advantage of certain provisions of Delaware law that, we believe, will give our planning more surety than available in Utah.

In addition, the Board and our management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Plan will maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests and to link compensation to the Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating key personnel. We believe that the adoption of the Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, directors, and consultants.

Do I need to give my consent?

No. Holders of a majority of the Company’s outstanding Votes have voted in favor of approving the Reincorporation and the Plan, and the Board is neither seeking your consent nor a proxy to vote your shares to approve the Reincorporation and the Plan at this time.

Are you having a meeting of shareholders?

No.

How may I communicate with the Company’s Board?

You may send correspondence to the Chief Executive Officer of the Company, Daniel E. Schmerin, in care of Edgar Express, Inc., 333 Avenue of the Americas, Suite 2000, Miami, Florida 33131-2185.  Mr. Schmerin will submit your correspondence to the Board or the appropriate director, as applicable.

How much will the Reincorporation into the Delaware corporation cost the Company?

We anticipate that the costs of preparing, filing, printing, and mailing this Information Statement and attendant documents to shareholders and the filing fees associated with the Reincorporation will not exceed $40,000.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transaction, passed upon the merits or fairness of the transaction, or passed on the adequacy or accuracy of the disclosure in this Information Statement.  Any representation to the contrary is a criminal offense.

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INTEREST OF CERTAIN PERSONS IN FAVOR OF OR OPPOSITION

TO MATTERS ACTED UPON

We are not aware of any interest that would be substantially affected through the adoption of the Actions whether adversely or otherwise.

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REINCORPORATION IN DELAWARE

General

Our Board has unanimously approved a proposal to change our corporate domicile from the State of Utah to the State of Delaware through a reincorporation merger.

In connection with the Reincorporation, we will also change the name of the Company from “Edgar Express, Inc.” to “Andover National Corporation.” Our Board has recommended to our Majority Voters that they vote in favor of the Reincorporation and our Majority Voters have voted in favor of the Reincorporation. The votes of our Majority Voters were obtained by written consent. In proposing the Reincorporation, the Board has purposefully drafted the proposed Delaware Charter and the proposed Delaware Bylaws to include provisions commonly maintained by companies incorporated in Delaware and friendly to Delaware stockholders to maximize management efficiency, maximize value for the Company under Delaware law, and preserve stockholder rights under Delaware law.

We urge you to read carefully the following sections of this Information Statement, including the related appendices. Throughout this Section, the term “Company” refers to the existing Utah corporation prior to the effectiveness of the Reincorporation and refers to the merged Delaware corporation after the effectiveness of the Reincorporation.

Consent Required

Approval of the Reincorporation required the consent of the holders of a majority of the outstanding voting shares. As of the Record Date, Majority Voters owned total voting rights of 386,446,400 representing approximately 99.93% of the votes that could be cast by the holders of our outstanding voting shares as of the Record Date. The Majority Voters have given their written consent to this Reincorporation and accordingly, the requisite shareholder approval of this Action was obtained by the execution of the Majority Voters written consent in favor of the Action. As of January 10, 2019 the Sellers had failed to deliver to Jeffrey C. Piermont, 250,000 shares of Common Stock that were required to be delivered pursuant to the terms of the Purchase Agreement. All parties to the Purchase Agreement are working to finalize delivery of the 250,000 remaining shares of Common Stock which is expected to occur in the first quarter of 2019.

Principal Reasons for Reincorporation

Our Board believes that there are advantages to the Company that will arise as a result of a change of domicile to Delaware. Further, our Board believes that any direct benefit that Delaware law provides to a corporation also indirectly benefits the stockholders, who are the owners of the corporation. The Board believes that there are several reasons why a reincorporation in Delaware is in the best interests of Company and its stockholders. As explained in more detail below, these reasons can be summarized as follows:

Prominence, Predictability, and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in its state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company.

Because of Delaware’s prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated the ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

Well-Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and to the conduct of a corporation’s board of directors, such as under the business judgment rule and other standards. We believe that our stockholders will benefit from the well-established principles of corporate governance that Delaware law affords.

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Increased Ability to Attract and Retain Qualified Directors. Both Utah and Delaware law permit a corporation to include a provision in the charter to reduce or eliminate the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The frequency of claims and litigation pursued against directors and officers has greatly expanded the risks facing directors and officers of corporations in carrying out their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. We believe that, in general, Delaware law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than Utah law. As a result, we believe that the more favorable corporate environment afforded by Delaware will enable the Company to compete more effectively with other public companies in attracting and retaining new directors.

The Company has a relatively small market capitalization compared to many other publicly-traded companies, including companies in the industries in which the Company competes. In the view of the Board and the management, this results in the Company facing significant competition for qualified and experienced independent directors. The current corporate governance environment and the additional requirements under the Sarbanes-Oxley Act of 2002 and rules and regulations of the Securities and Exchange Commission place a premium on publicly-traded corporations having experienced, independent directors. Accordingly, there is an increased demand for highly qualified independent directors. At the same time, the current environment has increased the scrutiny on director actions and the perception of increased liability of independent directors. As a result, the Board believes that fewer qualified persons are willing to serve as independent directors, particularly on boards of smaller public companies, and qualified directors are choosing to serve on fewer boards.

As competition for qualified, independent directors has increased, it is reasonable to expect that directors will choose to join or remain with boards of directors of corporations with the most favorable corporate environment. The Board believes that reincorporation in Delaware will enhance the Company’s ability to attract and retain highly qualified directors. The vast majority of public corporations are domiciled in Delaware. Not only is Delaware law most familiar to directors, Delaware law provides, as noted above, greater flexibility, predictability, and responsiveness to corporate needs and, as noted below, more certainty regarding indemnification and limitation of liability of directors, all of which will enable the directors to act in the best interest of the Company. As a result, the Board believes that the more favorable corporate environment afforded by Delaware will enable the Company to compete more effectively with other public companies, many of which are already incorporated in Delaware, to retain the Company’s current directors, and attract and retain new directors.

Implementation of Reincorporation

The discussion contained in this Information Statement is qualified in its entirety by reference to the form of Agreement and Plan of Merger (referred to as the “Merger Agreement”), the form of Delaware Charter, and the form of Delaware Bylaws, copies of which are attached to this Information Statement as Appendices A, B, and C, respectively.

As of the Record Date, the Company’s authorized capitalization consisted of 50,000,000 shares of Common Stock, 10,000,000 shares of Preferred Stock, of which 7,500,000 shares are designated as Series A Preferred Stock. As of the Record Date, there were 11,700,000 shares of Common Stock issued and outstanding and 7,500,000 shares of Series A Preferred Stock issued and outstanding. As further set forth in the Delaware Charter, the Company’s authorized capitalization after the Reincorporation will consist of 72,500,000 shares of capital stock consisting of 67,500,000 shares of common stock, $0.001 par value per share, of which 60,000,000 shares will be designated as “Class A Common Stock” and of which 7,500,000 shares will be designated as “Class B Common Stock” and 5,000,000 shares of preferred stock, $0.001 par value per share.

The Reincorporation will be effected by merging the Company into Andover National Corporation, a newly formed and wholly-owned Delaware subsidiary corporation formed for purposes of the merger. Upon completion of the Reincorporation, the Company will cease to exist and Andover National Corporation will continue the business of the Company. Pursuant to the Merger Agreement, upon the effective date of the Reincorporation, each outstanding share of the Company’s Common Stock will be automatically converted into one fifth (1/5th) of one share of Andover National Corporation’s Class A Common Stock, par value $0.001 per share and each outstanding share of the Company’s Series A Preferred Stock will be automatically converted into one fifth (1/5th) of one share of Andover National Corporation’s Class B Common Stock, par value $0.001 per share.

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Pursuant to the terms of the Merger Agreement, each outstanding option and warrant to purchase shares of the Company’s Common Stock will automatically be assumed by Andover National Corporation and it will represent an option or warrant to acquire shares of Andover National Corporation’s Class A Common Stock on the basis of one share of Andover National Corporation Class A Common Stock for each share of Company Common Stock and at an exercise price equal to the exercise price of the Company option or warrant, as the case may be.

Each certificate representing issued and outstanding shares of the Company Common Stock will represent the same number of shares of Andover National Corporation Class A Common Stock into which such shares are converted by virtue of the Reincorporation. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF ANDOVER NATIONAL CORPORATION. HOWEVER, SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATE IF THEY SO CHOOSE.

No Change Will Be Made in the Business or Physical Location of the Company

The Reincorporation will effect a change in the legal domicile and legal name of the Company and other changes of a legal nature, certain of which are described in this Information Statement, as well as a change in the Board of the Company. The reincorporation will NOT result in any significant change in the business, management, fiscal year, accounting, location of the principal executive offices, assets, or liabilities of the Company.

Possible Disadvantages

Despite the unanimous belief of the Board that the Reincorporation is in the best interests of the Company and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. It should be noted that the interests of the Board, management, and affiliated stockholders in connection with the Reincorporation may not be the same as those of unaffiliated stockholders. For a comparison of stockholders’ rights and the powers of management under Delaware and Utah law, see “Significant Difference in the Charters and Bylaws of the Company and Andover National Corporation” and “Comparison of Shareholder Rights Before and After the Reincorporation.”

Significant Difference in the Charters and Bylaws of the Company and Andover National Corporation

With certain exceptions, the provisions of the Delaware Charter and Delaware Bylaws are similar to those of the Company’s Amended and Restated Articles of Incorporation and Bylaws. However, the Reincorporation includes the implementation of certain provisions in the Delaware Charter and Delaware Bylaws that may alter the rights of stockholders and the powers of management and reduce stockholder participation in certain important corporate decisions.

Approval by the Majority Voters of the Reincorporation constituted an approval of the inclusion in the Delaware Charter and Delaware Bylaws of each of the provisions described below. In addition, certain other changes altering the rights of stockholders and powers of management could be implemented in the future by amendment of the Delaware Charter following stockholder approval, and certain such changes could be implemented by amendment of the Delaware Bylaws without stockholder approval. For a discussion of such changes, see “Comparison of Shareholder Rights Before and After the Reincorporation.” This discussion of the Delaware Charter and Delaware Bylaws is qualified by reference to Appendices B and C, respectively, attached to this Information Statement.

Comparison of Shareholder Rights Before and After the Reincorporation

There are certain differences between the rights of our shareholders under:

•   on one hand, the Delaware General Corporation Law (the “DGCL”), the Delaware Charter, and the Delaware Bylaws (collectively, such rights, the “Delaware Rights”); and,

•   on the other hand, the Utah Revised Business Corporation Act (the “URBCA”), the Company’s Amended and Restated Articles of Incorporation (the “Utah Articles”), and the current Bylaws (the “Utah Bylaws”) (collectively, such rights, the “Utah Rights”).

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Set forth below is a table that summarizes some of the most significant differences in the rights of the shareholders of the Company before and after the Reincorporation is effective as a result of the differences between Utah law, the Utah Articles, and the Utah Bylaws, on the one hand, and Delaware law, the Delaware Charter, and the Delaware Bylaws, on the other hand. The summary of the differences is significant because once the Reincorporation becomes effective, the Delaware Charter and the Delaware Bylaws, as set forth in Appendices B and C attached to this Information Statement, respectively, will become the amended and restated certificate of incorporation and bylaws of the surviving corporation by virtue of the reincorporation merger. All statements in this Information Statement concerning such documents are qualified by reference to the complete provisions of the documents. In addition to the differences described below, the Delaware Charter and the Delaware Bylaws include certain technical differences from the Utah Articles and Utah Bylaws to reflect differences between Delaware law and Utah law. The table below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the URBCA, the DGCL, the Utah Articles, the Utah Bylaws, the Delaware Charter, and the Delaware Bylaws.

The discussion below discusses the Utah Rights as they currently exist and the Delaware Rights as they will exist upon the effectiveness of the Reincorporation. The discussion does not refer to such rights as they could be amended by amendments to, on one hand, the Delaware Charter or the Delaware Bylaws or, on the other hand, the Utah Articles or the Utah Bylaws or by other factors not in existence or contemplated by the Board. Such amendments could include, among other things, a classified Board, cumulative voting, or changes from, or back to, default rules in the statute. Other factors not in existence or contemplated include the issuance of additional Preferred Stock. None of such amendments or other factors is currently contemplated by the Board.

Andover National Corporation is incorporated under Delaware law. The address and phone number of Andover National Corporation is the same as the address and phone number of the Company.

Management believes that reincorporation in Delaware is beneficial to the Company because Delaware corporate law is more comprehensive, widely used, and extensively interpreted than other state corporate laws, including Utah corporate law. Management also believes that potential investors and other parties that may enter into contracts with the Company are more familiar with Delaware corporate law. As a result, a reincorporation in Delaware may facilitate future transactions by the Company with third parties.

	Edgar Express, Inc., a Utah corporation	Andover National Corporation, a Delaware corporation
Par Value; Surplus; Capital	All shares of common stock of the Company have a par value of $0.001 per share. The concepts of surplus and capital do not exist under Utah law.	All shares of common stock of Andover National Corporation have a par value of $0.001 per share. The concepts of surplus and capital are recognized under Delaware law.
Action by Shareholders Without a Meeting	Utah law permits shareholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unlike Delaware law, Utah law requires a unanimous written consent of shareholders to elect directors. Utah law provides that, in order to be effective, (i) all written consents must be delivered to the Company within 60 days after the earliest dated consent delivered to the Company, and (ii) prompt notice of the action by written consent must be given to those shareholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of shareholders to take the action were delivered to the Company. Unlike Delaware law, Utah law requires that the actions taken by the written consent of shareholders cannot become effective until at least 10 days after notice of such actions has been furnished to all shareholders who did not sign the written consent.	Delaware law permits stockholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of stockholders (including the election of directors) may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Delaware law provides that, in order to be effective, all written consents must be delivered to Andover National Corporation within 60 days after the earliest dated consent delivered by Andover National Corporation, and prompt notice of the action by written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to Company. Unlike Utah law, Delaware law does not stipulate that the actions taken by the written consent of stockholders cannot become effective until at least 10 days after notice of such actions has been furnished to all stockholders who did not sign the written consent.
Removal of Directors	Utah law provides that any director may be removed, with or without cause, by the holders of common stock of the Company but only at a meeting of shareholders pursuant to a notice of meeting, which includes the removal of such director as an item of business.	Delaware law provides that any director may be removed, with or without cause, by a majority of the shares then entitled to vote at an election of directors; however, Delaware law also provides that, so long as a Delaware corporation has a classified board of directors, unless otherwise provided in the corporation’s certificate of incorporation, stockholders may effect such removal only for cause.

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Indemnification

Utah law provides that, unless limited by its articles of incorporation, a corporation shall indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding, or in the defense of any claim, issue, or matter in the proceeding, to which he was a party because he is or was a director of the corporation, against reasonable expenses incurred by him in connection with the proceeding or claim with respect to which he has been successful. With respect to third party actions, under Utah law and the Utah Bylaws, the Company has the power, but not an obligation, to indemnify any director, officer, employee, or agent of the Company who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit, against expenses (including attorneys’ fees) judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

With respect to corporate actions, under Utah law, the Company has the power, but not an obligation, to indemnify any director, officer, employee, or agent of the Company who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor, against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such a person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless and only to the extent that the court in which the action or suit was brought determines on application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

The Delaware Charter and the Delaware Bylaws provide that directors and officers of Andover National Corporation shall be indemnified to the fullest extent permitted by Delaware law. Unlike the Utah Bylaws, which are permissive, the indemnification provisions of the Delaware Bylaws require mandatory indemnification for both third-party actions and actions by or in the right of the corporation.

The Delaware Bylaws contain the following provisions not currently contained in the Utah Bylaws: (i) mandatory reimbursement of expenses of a director or officer, upon receipt of an undertaking by such director to repay all amounts advanced if such director is ultimately determined not to be entitled to indemnification by Andover National Corporation, and (ii) Andover National Corporation will provide indemnification to directors and officers with respect to proceedings commenced by the director or officer only if commencement of such proceeding was authorized, in the specific case, by the board of directors of Andover National Corporation.

Elimination of Directors’ Liability for Monetary Damages	Utah law permits a corporation, pursuant to its articles of incorporation, or in certain circumstances its bylaws, to provide for the elimination or limitation of the liability of a director to the corporation or its shareholders for monetary damages for any action taken or failure to take any action as a director, except liability for (i) the amount of a financial benefit received by a director to which he is not entitled; (ii) an intentional infliction of harm on the corporation or its shareholders; (iii) unlawful distributions; or (iv) an intentional violation of criminal law.	Delaware law permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, except for liability: (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for payment of a dividend or a stock repurchase or redemption in violation of Delaware law; or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Charter contains such a provision.
Amendment to the Articles (Certificate) of Incorporation	Amendments to the Utah Articles (other than ministerial amendments authorized by the board of directors without shareholder action) may be proposed by the board of directors. The board of directors must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the board of directors determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and the board of directors then communicates the basis for its determination to the shareholders with the amendment.	Under Delaware law, stockholders are not entitled to enact, without any action taken by the board of directors, an amendment to the Delaware Charter. Amendments to the Delaware Charter generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability, and submitting it to a vote of the stockholders.
Amendment to the Bylaws	The Utah Bylaws provide that the board of directors may amend, restate, or repeal the bylaws of the Company, subject to certain exclusions.	The Delaware Charter provides that the board of directors may amend, restate, or repeal the Delaware Bylaws, subject to the rights of the holders of the Class B Common Stock.

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Dissolution	Under Utah law, the board of directors of the Company may submit a proposal of voluntary dissolution of the Company to the shareholders entitled to vote thereon. The board of directors must recommend such dissolution to the shareholders as part of the dissolution proposal, unless the board of directors determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders.	Andover National Corporation will be subject to the same voting requirement with respect to a dissolution; however, if the board of directors does not initially approve the dissolution, then the stockholder vote required for the dissolution is a unanimous written consent of all stockholders entitled to vote thereon.
Dividends	Utah law provides that the payment of dividends and other distributions is generally permissible unless, after giving effect to the dividend or distribution, the Company would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the Company would be less than the sum of its total liabilities plus the amount that would be needed, if the Company were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution are superior than those of the shareholders receiving the dividend. Because Utah law dispenses with the statutory definitions of capital and surplus, the above limitation is the only limitation with respect to the declaration of dividends by the board of directors of the Company.	Delaware law provides the same provision with respect to declaration of dividends as Utah law. However, unlike in Utah, the concepts of capital and surplus are retained in Delaware. Delaware law defines surplus as the excess of the net assets of the corporation over its capital. Unless the corporation’s board of directors determines otherwise, the capital of the corporation is equal to the aggregate par value of the issued shares of stock having par value. Therefore, Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year.
Corporate Records (Form of Records)	Under Utah law, the Company is required to keep, as permanent records, minutes of all meetings of the shareholders and the board of directors of the Company, a record of all actions taken by the shareholders or the board of directors without a meeting, a record of all actions taken by a committee of the board of directors, and a record of all waivers of notices of meetings of shareholders and of the board of directors or any committee of the board of directors. In addition, Utah law requires the Company to keep specific records at its principal office, including the Utah Articles, the Utah Bylaws, the minutes of all shareholders’ meetings, records of all action taken by shareholders without a meeting, for the past three years, a list of the names and business addresses of its current officers and directors, its most recent annual report to the Utah Division of Corporations and Commercial Code and all financial statements prepared for periods ending during the last three years.	Delaware law does not require that Andover National Corporation keep any specific records at any particular place or for a specific period of time.
Examination of Books and Records	Under Utah law, any record or beneficial shareholder of the Company may, upon five business days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon five business days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of board of directors of the Company, provided that the demand is made in good faith and for a proper purpose reasonably related to such person’s interests as a shareholder.	The inspection rights of the stockholders of Andover National Corporation are the same as under Utah law, except that if Andover National Corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court of Chancery for an order to compel such inspection.
Dissenters’ (Appraisal) Rights	Under Utah law, shareholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the Company. Dissenters’ rights in Utah are available to both record holders and beneficial holders.	Delaware law provides appraisal rights only in the case of certain mergers or consolidations. Thus, under Delaware law, stockholders have no appraisal rights in the event of a sale, lease, or exchange of all or substantially all of a corporation’s assets. Appraisal rights in Delaware are available only to record holders.
Control Shares Acquisition Act	Pursuant to the Utah Articles and in accordance with Utah law, the Company elected to not have the provisions of the Utah Control Shares Acquisition Act apply to control share acquisitions of the securities of the Company.	Unlike the Utah Articles, the Delaware Charter does not contain a provision that limits Andover National Corporation’s ability to protect itself against a takeover attempt.
Reacquisition of Stock by the Corporation	Under Utah law, the Company may acquire its own shares, and, except in certain circumstances, such shares will constitute authorized but unissued shares.

Delaware law requires that (i) all repurchases of shares by Andover National Corporation generally be made out of surplus, and (ii) a purchase of shares redeemable at the option of Andover National Corporation not be made for more than the price at which the shares may then be redeemed.

Shares of stock issued by Andover National Corporation as fully paid, and afterwards reacquired by Andover National Corporation, would have the status of “treasury shares” if the board of directors does not, by resolution, retire the shares reacquired. Treasury shares that have a par value may be resold at any price fixed by the board of directors.

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Accounting Treatment of the Reincorporation

The Reincorporation would be accounted for as a reverse merger whereby, for accounting purposes, the Company would be considered the acquirer and the surviving corporation would be treated as the successor to the historical operations of the Company. Accordingly, the historical financial statements of the Company, which the Company previously reported to the Securities and Exchange Commission (“SEC”) on Forms 10-K and 10-Q, among other forms, as of and for all periods through the date of this Information Statement, would be treated as the financial statements of the surviving corporation.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the Reincorporation would be the filing of articles of merger with the Utah Department of Commerce, Division of Corporations, and Commercial Code and the filing of a certificate of merger with the Secretary of State of the State of Delaware.

Securities Act Consequences

The shares of Andover National Corporation Class A Common Stock to be issued upon conversion of shares of the Company Common Stock and the shares of Andover National Corporation Class B Common Stock to be issued upon conversion of shares of the Series A Preferred Stock in the Reincorporation are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In this regard, we are relying on Rule 145(a)(2) under the Securities Act (“Rule 145”), which provides that a merger that has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. After the Reincorporation, Andover National Corporation will be a publicly held company, Andover National Corporation Class A Common Stock will continue to be qualified for quotation on the OTC Markets, and Andover National Corporation will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that the Company has previously filed and provided.

Holders of shares of the Company Common Stock that are freely tradable before the Reincorporation will continue to have freely tradable shares of Andover National Corporation Class A Common Stock. Stockholders holding so-called restricted shares of the Company Common Stock will have shares of Andover National Corporation Class A Common Stock that are subject to the same restrictions on transfer as those to which their shares of the Company Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Andover National Corporation Class A Common Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of Andover National Corporation Class A Common Stock on the date they acquired their shares of Company Common Stock.

Certain Federal Income Tax Consequences

The following summary describes certain United States federal income tax considerations relevant to the Reincorporation. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations, rulings, administrative pronouncements, and judicial decisions as of the date hereof, all of which may be revoked or modified, possibly retroactively so as to result in federal income tax consequences different from those described below. The Company does not intend to request a ruling from the Internal Revenue Service (“IRS”) regarding the federal income tax consequences of the Reincorporation. This summary does not address all aspects of federal income taxation that may be relevant to the Reincorporation, nor does this summary address the effect of any applicable foreign, state, local, or other tax laws. This summary also does not address the federal income tax consequences of the Reincorporation to shareholders who are subject to special tax rules, such as shareholders who are non-United States persons, financial institutions, dealers in securities, insurance companies, tax-exempt entities, regulated investment companies, pass-through entities, persons who have a functional currency other than the dollar, or persons who hold Company stock other than as a capital asset.

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The Company believes that, for federal income tax purposes, the Reincorporation would be treated as a reorganization under section 368 of the Code. No gain or loss would be recognized by the holders of the Company’s Common Stock as a result of the consummation of the Reincorporation and no gain or loss would be recognized by the Company or Andover National Corporation. In addition, the Company believes that each former holder of Common Stock of the Company would have the same basis in the Common Stock of the surviving corporation received by such person pursuant to the Reincorporation as such holder had in the Common Stock of the Company held by such person immediately prior to the consummation of the Reincorporation, and such person’s holding period with respect to such Common Stock of the surviving corporation would include the period during which such holder held the corresponding Common Stock of the Company, provided the latter was held by such person as a capital asset immediately prior to the consummation of the Reincorporation. Shareholders owning at least one percent (by vote or value) of the total outstanding stock of the Company immediately before the Reincorporation may be required to file a statement with their tax return containing certain information regarding the Reincorporation.

State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE MERGER UNDER APPLICABLE FEDERAL, STATE, LOCAL, OR FOREIGN INCOME TAX LAWS.

TO ENSURE COMPLIANCE WITH IRS CIRCULAR 230, (I) THE FOREGOING DISCUSSION WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER FEDERAL TAX LAW; AND (II) EACH SHAREHOLDER SHOULD SEEK ADVICE BASED ON HIS OR HER PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

DISSENTERS’ RIGHTS

Shareholders of the Company of record on the Record Date will have dissenters’ rights under the URBCA as a result of the Reincorporation. Shareholders who oppose the Reincorporation will have the right to receive payment for the value of their shares as set forth in sections 16-10(a)-1301-1331 of the URBCA. A copy of these sections is attached hereto as Appendix E to this Information Statement. The material requirements for a shareholder to properly exercise his or her dissenter’s rights are summarized below. However, these provisions are very technical in nature, and shareholders are encouraged to carefully read and understand the actual statutory provisions governing the assertion of such rights.

Requirements for Exercising Dissenters’ Rights

Under the URBCA, dissenters’ rights will be available only to those shareholders of the Company who did not consent in writing to the Reincorporation.

TO BE ENTITLED TO PAYMENT, THE DISSENTING SHAREHOLDER MUST NOT HAVE EXECUTED THE WRITTEN CONSENT OF THE STOCKHOLDERS AUTHORIZING THE REINCORPORATION.

Any shareholder contemplating the exercise of these dissenter’s rights should review carefully the provisions of Sections 16-10(a)-1301 et seq. of the URBCA, particularly the procedural steps required to perfect such rights. SUCH DISSENTER’S RIGHTS WILL BE LOST IF THESE PROCEDURAL REQUIREMENTS ARE NOT FULLY AND PRECISELY SATISFIED. A SUMMARY OF THE STATUTORY PROCEDURE TO PERFECT YOUR DISSENTER’S RIGHTS IS SET FORTH BELOW AND A COPY OF SECTIONS 16-10(a)-1301 ET. SEQ. OF THE URBCA IS ATTACHED AS APPENDIX E.

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Procedure

Within ten days after the effective time of the Reincorporation (i.e., the time at which the articles/certificate of merger and any other appropriate documents are filed with the Division of Corporations of the State of Utah and the Secretary of State of the State of Delaware), Andover National Corporation will send to each shareholder who has satisfied the requirements for exercising dissenter’s rights a written notice in which Andover National Corporation will notify such shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment. Shareholders will have 30 days to make their payment demands or lose such rights. If required in the notice, each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the public of the proposed Reincorporation. Upon receipt of each demand for payment, Andover National Corporation will pay each dissenting shareholder the amount that Andover National Corporation estimates to be the fair value of such shareholder’s shares, plus interest from the date of the completion of the Reincorporation to the date of payment. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, Andover National Corporation may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. “Fair Value” means the market value of the shares immediately before the effectuation of the Reincorporation, excluding any appreciation or depreciation in anticipation of such events.

Any dissenter who does not wish to accept the payment or offer made by Andover National Corporation must notify Andover National Corporation in writing of his or her own estimate of the fair value of the shares within 30 days after the date Andover National Corporation makes or offers payment. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT ESTIMATED BY ANDOVER NATIONAL CORPORATION. If the dissenting shareholder and Andover National Corporation are unable to agree on the fair value of the shares, then Andover National Corporation will commence a proceeding with the Utah courts within 60 days after receiving the dissenter’s notice of his or her own estimate of fair value. If Andover National Corporation does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter.

If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value. All dissenting shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against Andover National Corporation for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against Andover National Corporation unless the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment at a higher amount than that offered by Andover National Corporation. Both Andover National Corporation and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party.

The loss or forfeiture of dissenter’s rights simply means the loss of the right to receive a cash payment from Andover National Corporation in exchange for shares. In such event the shareholder would still hold the appropriate number of shares of Andover National Corporation.

REGULATORY APPROVAL

To the Company’s knowledge, no regulatory or governmental approval or filings are necessary in connection with the consummation of the Reincorporation. The only filings necessary in connection with the consummation of the Reincorporation would be the filing of articles of merger with the Division of Corporations, Department of Commerce, State of Utah and the filing of a certificate of merger with the Secretary of State of Delaware.

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CHANGE IN THE MAJORITY OF THE MEMBERSHIP OF THE BOARD

In connection with the Reincorporation, effective as of the date of the effectiveness of the Reincorporation, Mary Foster and Brandon Pehrson will resign as directors of the Company and Peter A. Cohen, Rehana S. Farrell, and Jules B. Kroll will be appointed as new members of the Board to replace Ms. Foster and Mr. Pehrson (the “Board Change”). There were no disagreements between the Company and Ms. Foster and Mr. Pehrson on any matter relating to the Company’s operations, policies, or practices, which resulted in their resignation.

Following the Board Change, none of Messrs. Cohen and Kroll and Ms. Farrell will have been prior members of the Board and will not have held any position with us and will not have been involved in any transactions with us or any of our directors, executive officers, affiliates, or associates which are required to be disclosed pursuant to the rules and regulations of the SEC, except as discussed in this section. On September 25, 2018, Mr. Cohen purchased 2,924,100 shares of our Common Stock and 2,500,000 shares of our Series A Preferred Stock through The Peter A. Cohen Revocable Trust, of which he is the sole trustee. In addition, on September 25, 2018, Mr. Cohen purchased warrants to purchase up to 2,500,000 shares of our Common Stock, which warrants were amended and restated on December 28, 2018 to, among other things, become exercisable into an aggregate of 900,000 shares of our Common Stock.

To the best of our knowledge, none of the appointees have ever been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, nor has ever been a party to any judicial or administrative proceeding during the past five years, that resulted in a judgment, decree, or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

The Board is comprised of only one class. All of the directors will serve until the next annual meeting of shareholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation, or removal. Also provided herein are brief descriptions of the business experience of Messrs. Cohen and Kroll and Ms. Farrell during the past five years and an indication of directorships held by them in other companies subject to the reporting requirements under the federal securities laws.

Set forth below is information regarding our newly appointed directors.

Peter A. Cohen, age 72, has served as Vice Chairman of the Board of Scientific Games Corporation since September 2004 and as a member of the Board of Directors of PolarityTE, Inc. since June 2018. Mr. Cohen previously served as Chairman of Cowen Inc. (formerly known as Cowen Group, Inc.), a diversified financial services company, from 2009 through June 2018, and served as Chief Executive Officer from 2009 through December 2017. Mr. Cohen was a founding partner and principal of Ramius LLC, a private investment management firm formed in 1994 that was combined with Cowen in late 2009. Mr. Cohen served as a member of the board of directors of Chart Acquisition Corp. (which, because of a business combination, is now known as Tempus Applied Solutions Holdings, Inc.) from 2013 to 2015. From November 1992 to May 1994, Mr. Cohen was Vice Chairman of the Board and a director of Republic New York Corporation, as well as a member of its executive management committee. Mr. Cohen was Chairman and Chief Executive Officer of Shearson American Express from 1983 to 1990. Mr. Cohen is currently a Trustee of Mount Sinai Medical Center and has served on its board for approximately thirty years.

Rehana S. Farrell, age 48, currently serves as the Executive Director of Youth INC, a charitable organization dedicated to transforming the lives of children in New York City.  Prior to joining Youth INC in 2015, Ms. Farrell served as Chief Operating Officer at Cain Hoy Enterprises, a private equity firm in New York City that she helped form in 2014.  She previously served as Chief Administrative Officer at Guggenheim Investments from 2012-2014, in a variety of global financial and operating roles at Merrill Lynch from 2004 – 2011, at Smith Barney in Strategy and Finance from 2003 – 2004, as a consultant at Booz Allen Hamilton in 1998, and at Prudential Financial where she began her career in a management training program from 1992-2003.  Ms. Farrell earned a Bachelor of Arts degree from Smith College and a Master of Business Administration degree from Columbia University

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Jules B. Kroll, age 77, currently serves as the Chairman of Kroll Bond Rating Agency and the acknowledged pioneer of the modern investigations, intelligence, and corporate security industry. In 1972, he established Kroll Associates Inc., the prototype of a professional services firm dedicated to mitigating risk. His firm, which he sold to Marsh & McLennan Companies in 2004, ultimately reached annual revenues of $1 billion. Mr. Kroll was named “Entrepreneur of the Year” by his alma mater Cornell University in 2003 and was honored with the U.S. Entrepreneurial Award by British American Business Inc. in 2002. He is a member of the board of directors of the Managed Funds Association and currently serves as board president of the John Jay College of Criminal Justice Foundation. Mr. Kroll earned a Bachelor of Arts Degree from Cornell University and a law degree from Georgetown University Law Center.

THE BOARD UNANIMOUSLY RECOMMENDED A VOTE “FOR” THE REINCORPORATION

APPROVAL OF THE ANDOVER NATIONAL CORPORATION 2019 EQUITY INCENTIVE PLAN

Our Board recommended to our Majority Voters that they vote in favor of the adoption of the Andover National Corporation 2019 Equity Incentive Plan (the “Plan”) and, accordingly, the requisite shareholder approval of this action was obtained by the execution of the Majority Voters written consent in favor of the adoption of the Plan. The Plan was adopted by the Majority Voters and will be assumed by Andover National Corporation in connection with the Reincorporation and the Merger Agreement.

The primary purpose of the Plan is to provide the Company with appropriate capacity to issue equity compensation after the Reincorporation. The Company believes that stock options and other stock-based awards are a critical part of the compensation package offered to new, existing, and key employees, and is an important tool in its ability to attract and retain talented personnel. The Company recognizes that equity compensation awards dilute stockholder equity and must be used judiciously. The Board believes that the Plan is appropriate for this purpose, given the Company’s needs. According to the terms of the Plan:

•	1,000,000 shares of our Common Stock will be reserved for issuance under the Plan; and
•	on the first day of each fiscal year of the Company during the period beginning in fiscal year 2020, and ending on the second day of fiscal year 2029, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (i) 5% of the number of outstanding shares of Common Stock on such date; and (ii) such lesser amount as determined by the Administrator.

As of January 10, 2019, no awards are outstanding under our equity incentive plans. The Plan includes the following provisions:

•	No Liberal Share Recycling: Shares that are withheld to satisfy any tax withholding obligation related to any stock award or for payment of the exercise price or purchase price of any stock award under the Plan will not again become available for issuance under the Plan.
•	No Discounted Options or Stock Appreciation Rights: Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date except to replace equity awards due to a corporate transaction.
•	No Repricing without Stockholder Approval: Other than in connection with corporate reorganizations or restructurings, at any time when the exercise price of a stock option is above the fair market value of a share, the Company will not, without stockholder approval, reduce the exercise price of such stock option and will not exchange such stock option for a new award with a lower (or no) purchase price or for cash.
•	No Transferability: Equity awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Board.
•	No Dividends: The Plan prohibits, for all award types, the payment of dividends or dividend equivalents before the vesting of the underlying award but permits accrual of such dividends or dividend equivalents to be paid upon vesting.

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Reasons for Adopting the Plan

Our Board and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Plan will maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating key personnel. We believe that our Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, directors, and consultants.

The following is a brief summary of the Plan. This summary is qualified in its entirety by reference to the text of the Plan, a copy of which is attached as Appendix D to this Information Statement.

Summary of Material Features of our Plan.

Eligibility. The Plan allows us, under the direction of our Board, to make grants of stock options, restricted and unrestricted stock awards, and other stock-based awards to employees, directors, and consultants who, in the opinion of the Board, are in a position to make a significant contribution to our long-term success. All employees, directors, and consultants of the Company and its affiliates are eligible to participate in the Plan.

Shares Available for Issuance. The Plan provides for the issuance of up to 1,000,000 shares of our common stock. Generally, shares of common stock reserved for awards under the Plan that lapse or are canceled (other than by exercise) will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes are not available again for future awards. In addition, shares repurchased by the Company with the proceeds of the option exercise price may not be reissued under the Plan. No more than 7,250,000 shares shall be issued as incentive stock options.

The Plan provides that on the first day of each fiscal year of the Company during the period beginning in fiscal year 2020, and ending on the second day of fiscal year 2029, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (i) 5% of the number of outstanding shares of Common Stock on such date; and (ii) such lesser amount as determined by the Administrator.

Stock Options. Stock options granted under the Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors, and consultants of the Company and its affiliates and the term of the option may not be longer than ten years. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability but will not be exercisable if the termination of service was due to cause.

Other Stock-Based Awards. The Plan also authorizes the grant of other types of stock-based compensation including, but not limited to service-based stock awards, performance-based stock awards, stock appreciation rights, phantom stock awards, and stock unit awards. Our Board or an authorized committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period or achievement of one or more performance goals.

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Plan Administration. In accordance with the terms of the Plan, our Board will administer the Plan. The Board may delegate part of its authority and powers under the Plan to one or more of our directors and/or officers, but only the Board can make awards to participants who are subject to the reporting and other requirements of Section 16 of the Securities Exchange Act of 1934. In accordance with the provisions of the Plan, our Board determines the terms of awards, including:

•	which employees, directors, and consultants will be granted awards;
•	the number of shares subject to each award;
•	the vesting provisions of each award;
•	the termination or cancellation provisions applicable to awards; and
•	all other terms and conditions upon which each award may be granted in accordance with the Plan.

In addition, our Board may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant unless such amendment is required by applicable law or necessary to preserve the economic value of such award; and provided, further, that, without the prior approval of our stockholders, options and stock appreciation rights will not be repriced, replaced, or re-granted through cancellation or by lowering the exercise price of a previously granted award.

Stock Dividends and Stock Splits. If our Common Stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of Common Stock as a stock dividend, the number of shares of our Common Stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share and performance goals applicable to performance-based awards, if any, to reflect such subdivision, combination, or stock dividend.

Corporate Transactions. Upon a merger or other reorganization event, our Board, may, in its sole discretion, take any one or more of the following actions pursuant to our Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;
•	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;
•	in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;
•	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and
•	with respect to stock grants and in lieu of any of the foregoing, our Board or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Board or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

However, in the event that the successor corporation refuses to assume or substitute an award:

•	awards consisting of options, SARs, and rights to purchase restricted stock will become fully vested and immediately exercisable, including awards that would not otherwise have become vested or exercisable; and
•	all other awards will become fully earned and eligible to receive a payout.

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Amendment and Termination. The Plan may be amended by our stockholders. It may also be amended by our Board, provided that any amendment approved by our Board which is of a scope that requires stockholder approval as required by (i) the rules of the OTC Markets, (ii) in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or (iii) for any other reason, is subject to obtaining such stockholder approval. In addition, other than in connection with stock dividends, stock splits, recapitalizations, or reorganizations, the Board may not without shareholder approval reduce the exercise price or cancel any outstanding option in exchange for a replacement option having a lower exercise price, or for any other equity award or for cash. In addition, the Board may not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent unless such amendment is required by applicable law or necessary to preserve the economic value of such award.

Duration of Plan. The Plan will expire by its terms on January 7, 2029.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

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An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:	With respect to stock grants under our Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee. With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:	The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits

The amounts of future grants under the Plan are not determinable as awards under the Plan and will be granted at the sole discretion of the Board or a committee thereof, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the Plan or the amount or types of any such awards.

THE BOARD UNANIMOUSLY RECOMMENDED A VOTE “FOR” THE APPROVAL OF THE ADOPTION OF THE ANDOVER NATIONAL CORPORATION 2019 EQUITY INCENTIVE PLAN.

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding shares of our Common Stock beneficially owned as of January 10, 2019 by: (i) each of our officers and directors; (ii) all officers and directors as a group; and (iii) each person known by us to beneficially own five percent or more of the outstanding shares of its common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of Common Stock that may be acquired by an individual or group within 60 days of January 10, 2019 pursuant to the conversion of Preferred Stock to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 11,700,000 shares of Common Stock outstanding on January 10, 2019.

Shareholders	Shares	Percentage
5 percent or more beneficial owners
Blumenthal Family Investment Joint Venture, L.P.(1)	2,924,100	25.0%
Peter A. Cohen(2)	5,424,100	38.2%
Directors and Executive Officers
Daniel E. Schmerin(3)	5,424,100	38.2%
Jeffrey Piermont(4)	5,174,100	36.4%
All Officers and Directors as a Group(5)	10,598,200	63.5%

_______________

(1)	Consists of 2,924,100 shares of Common Stock.

George Blumenthal is the sole partner of Blumenthal Family Investment Joint Venture, L.P. and may be deemed to share voting and investment power over the shares held by Blumenthal Family Investment Joint Venture, L.P.

(2)	Consists of (a) 2,924,100 shares of Common Stock and (b) 2,500,000 shares of Preferred Stock convertible into 2,500,000 shares of Common Stock.

All shares of Common Stock and Preferred Stock are held by The Peter A. Cohen Revocable Trust. Peter A. Cohen is the sole trustee of The Peter A. Cohen Revocable Trust and may be deemed to share voting and investment power over the shares held by The Peter A. Cohen Revocable Trust.

(3)	Consists of (a) 2,924,100 shares of Common Stock and (b) 2,500,000 shares of Preferred Stock convertible into 2,500,000 shares of Common Stock.

All shares of Common Stock and Preferred Stock are held by Windber National LLC. Daniel E. Schmerin, our Chief Executive Officer and a member of our Board, is the sole member of Windber National LLC and may be deemed to share voting and investment power over the shares held by Windber National LLC.

(4)	Consists of (a) 2,674,100 shares of Common Stock and (b) 2,500,000 shares of Preferred Stock convertible into 2,500,000 shares of Common Stock.

As of the close of business on January 10, 2019, the Sellers had failed to deliver to Mr. Piermont 250,000 of the shares of Common Stock that are required to be delivered pursuant to the terms of the Purchase Agreement. All parties to the Purchase Agreement are working to finalize delivery of the remaining shares of Common Stock which is expected to occur in the first quarter of 2019. The figures in the table above do not account for such 250,000 shares of our Common Stock that have not been delivered.

(5)	See footnotes 3 and 4.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, information proxy statements and other information with the U.S. Securities and Exchange Commission (“SEC”). You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations, and releases) representing our expectations or beliefs regarding our Company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

COMPANY CONTACT INFORMATION

All inquiries regarding the Company should be addressed to our principal executive offices:

Edgar Express, Inc.
333 Avenue of the Americas, Suite 2000

Miami, Florida 33131-2185

By order of the Board of Directors:
/s/ Daniel E. Schmerin
Chief Executive Officer

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Appendix A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”) is entered into as of the 9th day of January, 2019 by and between Andover National Corporation, a Delaware corporation (the “Surviving Corporation”), and Edgar Express, Inc., a Utah corporation (“Merging Corporation”). Surviving Corporation and Merging Corporation are sometimes collectively referred to hereinafter as the “Constituent Corporations.”

RECITALS

WHEREAS, Surviving Corporation is a corporation organized and existing under the laws of Delaware and is a wholly-owned subsidiary of Merging Corporation;

WHEREAS, Merging Corporation is a corporation organized and existing under the laws of Utah; and

WHEREAS, Surviving Corporation and Merging Corporation and their respective Boards of Directors deem it advisable and in the best interests of the corporations and their respective stockholders to merge Merging Corporation with and into Surviving Corporation pursuant to the Utah Revised Business Corporation Act and the Delaware General Corporate Law upon the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises, the mutual covenants, herein contained, and other valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that Merging Corporation shall be merged with and into Surviving Corporation (the “Merger”) pursuant to the terms and conditions herein set forth.

AGREEMENT

1.	General.

(a)    The Merger. On the Effective Date (as herein defined) of the Merger, Merging Corporation shall be merged with and into Surviving Corporation and the separate existence of Merging Corporation shall cease and Surviving Corporation shall survive such Merger. The name of Surviving Corporation shall be “Andover National Corporation”.    The Certificate of Incorporation of Surviving Corporation prior to consummation of the Merger shall be the certificate of incorporation of Surviving Corporation after consummation of the Merger.   The Bylaws of Surviving Corporation prior to consummation of the Merger shall be the Bylaws of Surviving Corporation after consummation of the Merger.

(b)   Directors and Officers. The directors and officers of Surviving Corporation immediately prior to the Merger shall, from and after the Effective Date, be the directors and officers of Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified.

(c)    Property and Liabilities of Constituent Corporations. On the Effective Date, the separate existence of Merging Corporation shall cease and Merging Corporation shall be merged into Surviving Corporation. Surviving Corporation, from and after the Effective Date, shall possess all the rights, privileges, powers, and franchises of whatsoever nature and description, of a public as well as of a private nature, and be subject to all the restrictions, disabilities, and duties of each of the Constituent

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Corporations; all rights, privileges, powers, and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of and debts due to either of the Constituent Corporations on whatever account as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations shall be vested in Surviving Corporation; and all property, rights, privileges, powers, and franchises, and all other interests shall be thereafter as effectually the property of Surviving Corporation as they were of the several and respective Constituent Corporations and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. All rights of creditors and all liens upon the property of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities, and duties of the Constituent Corporations thenceforth shall attach to Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted by it. Any claim existing or action or proceeding, whether civil, criminal, or administrative, pending by or against either Constituent Corporation may be prosecuted to judgment or decree as if the Merger had not taken place, or Surviving Corporation may be substituted in such action or proceeding.

(d)   Further Assurances. Merging Corporation agrees that, at any time, or from time to time, as and when requested by Surviving Corporation, or by its successors and assigns, it will execute and deliver, or cause to be executed and delivered in its name by its last acting officers, or by the corresponding officers of Surviving Corporation, all such conveyances, assignments, transfers, deeds, or other instruments, and will take or cause to be taken such further or other action as Surviving Corporation, its successors or assigns may deem necessary or desirable in order to evidence the transfer, vesting, or devolution of any property, right, privilege, or franchise or to vest or perfect in or confirm to Surviving Corporation, its successors and assigns, title to and possession of all the property, rights, privileges, powers, franchises, and interests referred to in this Section 1 and otherwise to carry out the intent and purposes hereof.

(e)    Effective Date. The Merger shall become effective on the later of (a) the day on which an executed copy of a Certificate of Merger is filed with the Secretary of State of the State of Delaware in the manner required by the Delaware General Corporation Law and (b) the day on which an executed copy of Articles of Merger are filed with the Division of Corporations and Commercial Code, Department of Commerce, State of Utah the manner required by the Utah Revised Business Corporation Act (the “Effective Date”).

2.	Conversion of Securities on Merger.

(a)    At the Effective Date, each of the following transactions shall be deemed to occur simultaneously:

i.                  Common Stock. Each share of the Merging Corporation common stock, $0.001 par value per share (the “Merging Corporation’s Common Stock”), issued and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one-fifth (1/5th) of one validly issued, fully paid, and nonassessable share of the Surviving Corporation’s Class A common stock, $0.001 par value per share (the “Surviving Corporation’s Class A Common Stock”).

ii.                  Series A Preferred Stock. Each share of Merging Corporation’s Series A Preferred Stock, $0.001 par value per share, issued and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one-fifth (1/5th) of one validly issued, fully paid and nonassessable share of the Surviving Corporation’s Class B common stock, $0.001 par value per share (the “Surviving Corporation’s Class B Common Stock”).

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(b)   Options and Warrants. Each option or warrant to acquire shares of the Merging Corporation’s Common Stock outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an equivalent option or warrant to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation’s Class A Common Stock, which is equal to the number of shares of the Merging Corporation’s Common Stock that the optionee or warrant holder would have received had the optionee or warrant holder exercised such option or warrant, as the case may be, in full immediately prior to the Effective Date of the Merger (whether or not such option or warrant was then exercisable) and the exercise price per share under each of said options or warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Date, unless otherwise provided in the instrument granting such option or warrant. In addition, the Surviving Corporation shall assume any equity incentive plan of the Merging Corporation and each such option in accordance with its terms (as in effect as of the date of this Agreement).

(c)    Certificates. At and after the Effective Date, all of the outstanding certificates which immediately prior thereto represented shares of Merging Corporation stock (other than Dissenting Shares), or options, warrants, or other securities of the Merging Corporation, shall be deemed for all purposes to evidence ownership of and to represent the shares of Surviving Corporation Stock, or options, warrants, or other securities of Surviving Corporation, as the case may be, into which the shares of Merging Corporation stock, or options, warrants, or other securities of the Surviving Corporation, as the case may be, represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Surviving Corporation’s Class A Common Stock, the Surviving Corporation Class B Common Stock, or options, warrants, or other securities of Surviving Corporation, as the case may be, evidenced by such outstanding certificate, as above provided.

(d)   Appraisal Rights. No Dissenting Shareholder shall be entitled to shares of the Surviving Corporation’s Class A Common Stock or the Surviving Corporation’s Class B Common Stock hereunder if the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to appraisal under the Utah Business Corporation Act, and any Dissenting Shareholder shall be entitled to receive only the payment provided by the Utah Business Corporation Act with respect to Dissenting Shares owned by such Dissenting Shareholder. If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to appraisal with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to appraisal, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of the Surviving Corporation’s Class A Common Stock or the Surviving Corporation’s Class B Common Stock.

3.      Foreign Qualification. Surviving Corporation covenants and agrees, to the extent required by applicable law, to register or qualify, as applicable, to do business as a foreign corporation in those states in which Merging Corporation is qualified to do business immediately prior to the Effective Date.

4.      Conditions to the Obligations of the Constituent Corporations to Effect the Merger.

(a)    Approval by Stockholders. The stockholders of Merging Corporation shall have approved the Merger and this Merger Agreement in accordance with Utah law.

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(b)   Governmental Approvals; No Restraints. No statute, rule, regulation, executive order, decree, ruling, injunction, or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated, or enforced by any court or governmental authority of competent jurisdiction that prohibits, restrains, enjoins, or restricts the consummation of the Merger.

5.      Amendment. The respective Boards of Directors of the Constituent Corporations may amend this Merger Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the stockholders of Merging Corporation shall not (a) alter or change the amount or kind of shares, securities, cash, property, or rights to be received under this Merger Agreement by the shareholders of Merging Corporation; (b) alter or change any term of the Certificate of Incorporation of Surviving Corporation; or (c) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the shareholders of Merging Corporation.

6.      Miscellaneous.

(a)    Counterparts. This Merger Agreement may be executed in any number of counterparts and via facsimile or other similar electronic transmission, each of which shall be deemed to be an original, and all of which taken together shall constitute one Merger Agreement.

(b)   Termination. This Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after stockholder approval of this Merger Agreement, by the consent of the Board of Directors of either of the Constituent Corporations.

(c)    Governing Law.  The Merger and this Merger Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

(d)   No Third Party Beneficiaries. This Merger Agreement is for the sole benefit of the parties hereto and is not intended to and shall not confer upon any person other than the parties hereto any rights or remedies hereunder.

(e)    Severability. If any provision of this Merger Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal, or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other person or circumstances.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Constituent Corporations have executed this Merger Agreement as of the date and year first above written.

MERGING CORPORATION:
EDGAR EXPRESS, INC. a Utah corporation
By: /s/ Daniel E. Schmerin
Name:	Daniel E. Schmerin
Title:	Chief Executive Officer

SURVIVING CORPORATION:
ANDOVER NATIONAL CORPORATION a Delaware corporation
By: /s/ Daniel E. Schmerin
Name:	Daniel E. Schmerin
Title:	Chief Executive Officer

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Appendix B

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ANDOVER NATIONAL CORPORATION

(Pursuant to Sections 242 and 245 of the

General Corporation Law of the State of Delaware)

ANDOVER NATIONAL CORPORATION, a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.       That the name of this corporation is ANDOVER NATIONAL CORPORATION, and that this corporation was originally incorporated pursuant to the General Corporation Law on October 15, 2018.

2.       That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolutions setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety to read as follows:

ARTICLE I

The name of this corporation is Andover National Corporation (the “Corporation”).

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is Corporation Service Company, 251 Little Falls Drive, New Castle County, Wilmington, Delaware 19808.  The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).

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ARTICLE IV

The total number of shares of all classes of stock which the Corporation shall have authority to issue is Seventy Two Million Five Hundred Thousand (72,500,000) shares, consisting of: (i) Sixty Seven Million Five Hundred Thousand (67,500,000) shares of Common Stock, $0.001 par value per share (“Common Stock”), of which Sixty Million (60,000,000) shares are designated as “Class A Common Stock” (“Class A Common Stock”) and of which Seven Million Five Hundred Thousand (7,500,000) shares are designated as “Class B Common Stock” (“Class B Common Stock”); and (ii) Five Million (5,000,000) shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A. COMMON STOCK

1.       General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock set forth herein.

2.       Voting. Except as otherwise required by law, no holder of Common Stock, as such, shall be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation or pursuant to the General Corporation Law.  The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote of the holders of one or more series of Preferred Stock that may be required by the terms of this Certificate of Incorporation (including any certificate of designation)) the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

B. CLASS A COMMON STOCK

1.       Voting. Each holder of Class A Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Class A Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of the Class B Common Stock or one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) or pursuant to the General Corporation Law.

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C. CLASS B COMMON STOCK

1.       Dividends.  From and after the first date of issuance of any shares of Class B Common Stock (the “Initial Issuance Date”), if the Corporation shall declare, pay or set apart any dividend or other distribution on any Class A Common Stock, it shall simultaneously declare, pay and/or set apart for payment or distribution for each share of Class B Common Stock, a dividend and/or distribution in an amount equal to the amount the holders of Class B Common Stock (each, a “Holder” and collectively, the “Holders”) would be entitled to receive if such Holders had converted the Class B Common Stock into Class A Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Class A Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Class A Common Stock. No dividends shall be declared on the Class B Common Stock except as set forth in this Section 1.

2.       Liquidation, Dissolution or Winding Up.  Except as otherwise set forth in a certificate of designation relating to any series of Preferred Stock, upon any Liquidation Event (as defined below), after provision for payment of all debts and liabilities of the Corporation, any remaining assets of the Corporation shall be distributed pro rata to the holders of Class A Common Stock, the Holders of Class B Common Stock as if the Class B Common Stock had been converted into shares of Class A Common Stock pursuant to the provisions of Article IV, Sections 4 or 5 hereof immediately prior to such distribution, and to the holders of Preferred Stock. For purposes of this Certificate of Incorporation, a “Liquidation Event” means the voluntary or involuntary liquidation, dissolution, or winding up of the Corporation or its subsidiaries or the sale of assets which constitute all or substantially all of the assets of the business of the Corporation and its subsidiaries taken as a whole, in a single transaction or series of transactions.

3.       Voting.

3.1.       General.  On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), each Holder of outstanding shares of Class B Common Stock shall be entitled to cast the number of votes equal to the product of (a) the number of whole shares of Class A Common Stock into which the shares of Class B Common Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter, multiplied by (b) fifty (50). Except as provided by law or by the other provisions of this Certificate of Incorporation, Holders of Class B Common Stock shall vote together with the holders of Class A Common Stock and any other series of Preferred Stock as a single class.

3.2.       Election of Directors.  The Holders of record of the shares of Class B Common Stock, exclusively and as a separate class, shall be entitled to elect three (3) directors of the Corporation (the “Class B Directors”). Any Class B Director may be removed without cause by, and only by, the affirmative vote of the Holders of a majority of the shares of Class B Common Stock, exclusively and as a separate class, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of such

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stockholders. If the Holders of shares of Class B Common Stock fail to elect a sufficient number of directors to fill all directorships for which they are entitled to elect directors, voting exclusively and as a separate class, pursuant to the first sentence of this Subsection 3.2, then any directorship not so filled shall remain vacant until such time as the Holders of the Class B Common Stock elect a person to fill such directorship by vote or written consent in lieu of a meeting; and no such directorship may be filled by stockholders of the Corporation other than by the Holders of shares of Class B Common Stock. The Holders of record of the shares of Class A Common Stock and of any other class or series of voting stock (including the Class B Common Stock and any other series of Preferred Stock), exclusively and voting together as a single class, shall be entitled to elect the balance of the total number of directors of the Corporation. At any meeting held for the purpose of electing a director, the presence in person or by proxy of the holders of a majority of the outstanding shares of the class or series entitled to elect such director shall constitute a quorum for the purpose of electing such director. Except as otherwise provided in this Subsection 3.2, a vacancy in any directorship filled by the holders of any class or series shall be filled only by vote or written consent in lieu of a meeting of the holders of such class or series or by any remaining director or directors elected by the holders of such class or series pursuant to this Subsection 3.2.

3.3.       Matters Requiring Approval of Holders of Class B Common Stock.  At any time when shares of Class B Common Stock are outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation, or otherwise, do any of the following without (in addition to any other vote required by law or this Certificate of Incorporation) approval of the Holders of the Class B Common Stock, which approval must include the affirmative vote of a majority of the shares of Class B Common Stock, and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force or effect:

3.3.1.       Create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock, or increase the authorized number of shares of or issue additional shares of Class B Common Stock, or increase the authorized number of shares of any additional class or series of capital stock.

3.3.2.       Create, or hold capital stock in, any subsidiary that is not wholly owned (either directly or through one or more other subsidiaries) by the Corporation, or sell, transfer, or otherwise dispose of any capital stock of any direct or indirect subsidiary of the Corporation, or permit any direct or indirect subsidiary to sell, lease, transfer, exclusively license, or otherwise dispose (in a single transaction or series of related transactions) of all or substantially all of the assets of such subsidiary.

3.3.3.       Amend, alter, or otherwise change the rights, preferences, or privileges of the Class B Common Stock, or amend, alter, or repeal any provision of this Certificate of Incorporation or the Bylaws of the Corporation in a manner that adversely affects the powers, preferences, or rights of the Class B Common Stock.

3.3.4.       Acquire, by merger, stock purchase, asset purchase, or otherwise, any material assets or securities of any other corporation, partnership, or other entity.

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3.3.5.       Liquidate, dissolve, or wind-up the business and affairs of the Corporation, effect any merger or consolidation, or any other Deemed Liquidation Event (as defined in Section 4.1.3 herein), or consent to any of the foregoing.

3.4.       Matters Requiring Approval of Class B Directors. At any time when shares of Class B Common Stock are outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation, or otherwise, do any of the following without (in addition to any other vote required by law or this Certificate of Incorporation) approval of the Board of Directors, which approval must include the affirmative vote of a majority of the Class B Directors, and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force or effect:

3.4.1.       Increase or decrease the authorized number of directors constituting the Board of Directors.

3.4.2.       Hire, terminate, change the compensation of, or amend the employment agreements of, the executive officers of the Corporation or any subsidiary of the Corporation, including approving any incentive compensation, option grants, or stock awards to executive officers.

3.4.3.       Purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of the Corporation.

3.4.4.       Create, or authorize the creation of, or issue, or authorize the issuance of, any debt security, or permit any subsidiary to take any such action with respect to any debt security, if the aggregate indebtedness of the Corporation and its subsidiaries for borrowed money following such action would exceed $10,000, or guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness except for trade accounts of the Corporation or any subsidiary arising in the ordinary course of business.

3.4.5.       Make, or permit any subsidiary to make, any loan or advance outside of the ordinary course of business to any employee or director of the Corporation or any subsidiary, or to any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Corporation.

3.4.6.       Change the principal business of the Corporation, enter new lines of business, or exit the current line of business.

3.4.7.       Enter into any agreement, contract, arrangement or corporate strategic relationship involving the payment, contribution, or assignment by the Corporation or to the Corporation of money or assets greater than $250,000.

3.4.8.       Enter into or be a party to any transaction outside of the ordinary course of business with any director, officer, or employee of the Corporation or any “associate” (as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended) of any such person or entity.

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4.       Optional Conversion.

The Holders of the Class B Common Stock shall have conversion rights as follows (the “Conversion Rights”):

4.1.       Right to Convert.

4.1.1.       Conversion Ratio.  Each share of Class B Common Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into one (1) share of Class A Common Stock (the “Conversion Rate”).

4.1.2.       Termination of Conversion Rights.  In the event of a liquidation, dissolution, or winding up of the Corporation or a Deemed Liquidation Event, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the Holders of Class B Common Stock.

4.1.3.       Definition.  Each of the following events shall be considered a “Deemed Liquidation Event”:

(a)       A merger or consolidation in which

(i)       the Corporation is a constituent party or

(ii)       A subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation (provided that, for the purpose of this Section 4.1.3(a)(ii), all shares of Common Stock issuable (x) upon the exercise of rights, options, or warrants to subscribe for, purchase, or otherwise acquire Convertible Securities (as defined below) or Common Stock (collectively, “Options”) outstanding immediately prior to such merger or consolidation or (y) upon conversion of any evidences of indebtedness, shares, or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options (“Convertible Securities”) outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Common Stock are converted or exchanged); or

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(b)       the sale, lease, transfer, exclusive license, or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license, or other disposition is to a wholly owned subsidiary of the Corporation.

4.2.       Mechanics of Conversion.

4.2.1.       Notice of Conversion.  In order for a Holder of Class B Common Stock to voluntarily convert shares of Class B Common Stock into shares of Class A Common Stock, such Holder shall surrender the certificate or certificates for such shares of Class B Common Stock (or, if such registered Holder alleges that such certificate has been lost, stolen, or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft, or destruction of such certificate), at the office of the transfer agent for the Class B Common Stock (or at the principal executive office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such Holder elects to convert all or any number of the shares of the Class B Common Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent. Such notice shall state such Holder’s name or the names of the nominees in which such Holder wishes the certificate or certificates for shares of Class A Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of such certificates (or lost certificate affidavit and agreement) and notice shall be the time of conversion (the “Conversion Time”), and the shares of Class A Common Stock issuable upon conversion of the shares represented by such certificate so elected to be converted in such notice shall be deemed to be outstanding of record as of the Conversion Time. The Corporation shall, as soon as practicable after the Conversion Time, but in no event later than two (2) Business Days, (i) issue and deliver, or cause to be issued and delivered, to such Holder of Class B Common Stock, or to his, her or its nominees, a certificate or certificates for the number of full shares of Class A Common Stock issuable upon such conversion in accordance with the provisions hereof and a certificate for the number (if any) of the shares of Class B Common Stock represented by the surrendered certificate that were not converted into Class A Common Stock, and (ii) pay all declared but unpaid dividends on the shares of Class B Common Stock converted. For purposes of this Certificate of Incorporation, a “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States, or any day on which banking institutions in the State of New York are required by law or other governmental action to close.

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4.2.2.       Reservation of Shares.  The Corporation shall at all times when the Class B Common Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Class B Common Stock, such number of its duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Class B Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class B Common Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in commercially reasonable efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate of Incorporation.

4.2.3.       Effect of Conversion.  All shares of Class B Common Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Class A Common Stock in exchange therefor and to receive payment of any dividends declared but unpaid thereon. Any shares of Class B Common Stock so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Class B Common Stock accordingly

4.2.4.       Taxes.  The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Class A Common Stock upon conversion of shares of Class B Common Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Class A Common Stock in a name other than that in which the shares of Class B Common Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

4.3.       Notice of Record Date.  In the event:

(a)       the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Class B Common Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(b)       of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, or any Deemed Liquidation Event; or

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(c)       of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation, then, and in each such case, the Corporation will send or cause to be sent to the Holders of the Class B Common Stock a notice specifying, as the case may be, (i) the record date for such dividend, distribution, or right, and the amount and character of such dividend, distribution, or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon the conversion of the Class B Common Stock) shall be entitled to exchange their shares of Class B Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, or winding-up, and the amount per share and character of such exchange applicable to the Class A Common Stock and the Class B Common Stock. Such notice shall be sent at least ten (10) days prior to the record date or effective date for the event specified in such notice.

5.       Mandatory Conversion.

5.1.       Trigger Events. In the event a Holder of Class B Common Stock Transfers (as defined below) any or all of his, her or its shares of Class B Common Stock to any third party, then (a) all of the outstanding shares of Class B Common Stock subject to such Transfer shall automatically be converted into shares of Class A Common Stock and (b) such shares may not be reissued by the Corporation; provided, however, that such shares of Class B Common Stock shall not automatically be converted into shares of Class A Common Stock as set forth in this Section 5.1 if (i) the Transfer of the Class B Common Stock is to an existing holder of Class B Common Stock, (ii) the Transfer is to any trust for the direct benefit of such Holder and such Holder is the sole trustee and sole beneficiary of such Trust or (iii) the Board of Directors, including all Class B Directors, determines that such Transfer shall not trigger such mandatory conversion. The date and time of such Transfer is referred to herein as the “Mandatory Conversion Time.” As used herein, “Transfer” means, as a noun, any voluntary or involuntary transfer, sale, assignment, exchange, gift, lease, pledge or hypothecation, or other disposition whether direct or indirect, voluntary or involuntary, by operation of law or otherwise and, as a verb, to directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, transfer, sell, assign, exchange, give, lease, pledge or hypothecate, or otherwise dispose of. For the avoidance of doubt, any Transfer pursuant to a will or other testamentary document or applicable laws of descent shall be deemed a Transfer for purposes of this Certificate of Incorporation.

5.2.       Procedural Requirements. All Holders of record of shares of Class B Common Stock that will automatically convert upon a Transfer shall be sent written notice of the Mandatory Conversion Time pursuant to this Section 5. Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time. Upon receipt of such notice, each Holder of shares of Class B Common Stock in certificated form shall surrender his, her or its certificate or certificates for all such shares (or, if such Holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft, or destruction of such certificate) to

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the Corporation at the place designated in such notice. If so required by the Corporation, any certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. All rights with respect to the Class B Common Stock converted pursuant to Section 5.1, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the Holder or Holders thereof to surrender any certificates at or prior to such time), except only the rights of the Holders thereof, upon surrender of any certificate or certificates of such Holders (or lost certificate affidavit and agreement) therefor, to receive the items provided for in the next sentence of this Section 5.2. As soon as practicable after the Mandatory Conversion Time and, if applicable, the surrender of any certificate or certificates (or lost certificate affidavit and agreement) for Class B Common Stock, the Corporation shall (a) issue and deliver to such Holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Class A Common Stock issuable on such conversion in accordance with the provisions hereof and (b) pay cash with respect to any declared but unpaid dividends on the shares of Class B Common Stock converted. Such converted Class B Common Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Class B Common Stock accordingly.

6.       Acquired Shares.  Any shares of Class B Common Stock that are acquired by the Corporation or any of its subsidiaries shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred.  Neither the Corporation nor any of its subsidiaries may exercise any voting or other rights granted to the Holders of Class B Common Stock.

7.       Anti-Dilution Provisions. The Conversion Rate shall be subject to adjustment from time to time in accordance with this Section 7.

7.1.       Adjustment of Conversion Rate upon Subdivision or Combination of Class A Common Stock. If the Corporation at any time after the Initial Issuance Date subdivides (by any stock split, stock dividend, recapitalization, or otherwise) its outstanding shares of Class A Common Stock into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately adjusted so that each share of Class B Common Stock shall be convertible, at the option of the holder thereof, into one (1) share of Class A Common Stock. If the Corporation at any time after the Initial Issuance Date combines (by combination, reverse stock split, or otherwise) its outstanding shares of Class A Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately adjusted so that each share of Class B Common Stock shall be convertible, at the option of the holder thereof, into one (1) share of Class A Common Stock.

7.2.       Adjustment for Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation, or merger involving the Corporation in which the Class A Common Stock (but not the Class B Common Stock) is converted into or exchanged for securities, cash or other property, then, following any such reorganization, recapitalization, reclassification, consolidation, or merger, each share of Class B

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Common Stock shall thereafter be convertible in lieu of the Class A Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash, or other property which a holder of the number of shares of Class A Common Stock of the Corporation issuable upon conversion of one share of Class B Common Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation, or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions in this Section 7 with respect to the rights and interests thereafter of the holders of the Class B Common Stock, to the end that the provisions set forth in this Section 7 (and the provisions with respect to changes in and other adjustments of the Conversion Rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Class B Common Stock.

7.3.       Notices Upon Adjustment of the Conversion Rate.

7.3.1.       Immediately upon any adjustment of the Conversion Rate pursuant to this Section 7, the Corporation will give written notice thereof sent by mail, first class, postage prepaid to each Holder at its address appearing on the stock register, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

7.3.2.       Except as otherwise required by law, the Corporation will give written notice to each Holder at least ten (10) Business Days prior to the date on which the Corporation closes its books or takes a record (1) with respect to any dividend or distribution upon the Class A Common Stock, (2) with respect to any pro rata subscription offer to holders of Class A Common Stock, or (3) for determining rights to vote with respect to any Liquidation Event or Deemed Liquidation Event.

7.3.3.       The Corporation will also give written notice to each Holder at least ten (10) Business Days prior to the date on which any Liquidation Event or Deemed Liquidation Event will take place.

8.       Lost or Stolen Certificates. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction, or mutilation of any Class B Common Stock Certificates representing the Class B Common Stock, and, in the case of loss, theft, or destruction, of an indemnification undertaking (with surety, if reasonably requested by the Corporation) by the older thereof to the Corporation in customary form and, in the case of mutilation, upon surrender and cancellation of the Class B Common Stock Certificate(s), the Corporation shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Corporation shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Corporation to convert such Class B Common Stock into Class A Common Stock.

9.       Waiver.  Any of the rights, powers, preferences and other terms of the Class B Common Stock set forth herein may be waived on behalf of all Holders of Class B Common Stock by the affirmative written consent or vote of the Holders of at least a majority of the shares of Class B Common Stock then outstanding or such greater percentage of Holders of Class B Common Stock as may be expressly required in this Certificate of Incorporation.

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10.       Notices.  Any notice required or permitted by the provisions of this Article IV to be given to a holder of shares of Class B Common Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the General Corporation Law, and shall be deemed sent upon such mailing or electronic transmission.

11.       Failure or Indulgence Not Waiver. No failure or delay on the part of any Holder of Class B Common Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

12.       Class B Common Stock Register. The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the Holders), a register for the Class B Common Stock, in which the Corporation shall record the name and address of the persons in whose name the Class B Common Stock have been issued, as well as the name and address of each transferee. The Corporation may treat the person in whose name any Class B Common Stock is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

D.       PREFERRED STOCK

1.       The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors of the Corporation may determine.  Each series of Preferred Stock shall be so designated as to distinguish the shares thereof from the shares of all other series and classes.  Except as otherwise provided in the Certificate of Incorporation, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

2.       The Board of Directors of the Corporation is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more series, each with such designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and such qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by the Board of Directors of the Corporation to create such series, and a certificate of designation shall be filed in accordance with the General Corporation Law.  The authority of the Board of Directors of the Corporation with respect to each such series shall include, without limitation of the foregoing, the right to provide that the shares of each such series may: (i) have such distinctive designation and consist of such number of shares; (ii) be subject to redemption at such time or times and at such price or prices; (iii) be entitled to the benefit of a retirement or sinking fund for the redemption of such series on such terms and in such amounts; (iv) be entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series of stock; (v) be entitled to such rights upon the voluntary or involuntary liquidation, dissolution or winding up of the affairs, or upon any distribution of the assets of the Corporation in preference to, or in such relation to, any other class or classes or any other series of stock;

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(vi) be convertible into, or exchangeable for, shares of any other class or classes or any other series of stock at such price or prices or at such rates of exchange and with such adjustments, if any; (vii) be entitled to the benefit of such conditions, limitations or restrictions, if any, on the creation of indebtedness, the issuance of additional shares of such series or shares of any other series of Preferred Stock, the amendment of the Certification of Incorporation or the Bylaws of the Corporation, the payment of dividends or the making of other distributions on, or the purchase, redemption or other acquisition by the Corporation of, any other class or classes or series of stock, or any other corporate action; or (viii) be entitled to such other preferences, powers (including voting power), qualifications, rights and privileges, all as the Board of Directors of the Corporation may deem advisable and as are not inconsistent with law and the provisions of the Certificate of Incorporation.

ARTICLE V

The Corporation is to have perpetual existence.

ARTICLE VI

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

A.       Subject to any additional vote required by the Certificate of Incorporation or the Bylaws of the Corporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

B.       Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

C.       Subject to any additional vote required by the Certificate of Incorporation, the number of directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation.

D.       Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide.  The books of the Corporation may be kept at such place within or without the State of Delaware as the Bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

ARTICLE VII

To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  If the General Corporation Law or any other law of the State of Delaware is amended after approval by the stockholders of this Article VII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law or such other law, as so amended.

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Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE VIII

The following indemnification and advancement provisions shall apply to the persons enumerated below.

A.       Right to Indemnification of Directors and Officers.  The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnified Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person, or a person for whom such person is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnified Person in such Proceeding.  Notwithstanding the preceding sentence, except as otherwise provided in Section C of this Article VIII, the Corporation shall be required to indemnify an Indemnified Person in connection with a Proceeding (or part thereof) commenced by such Indemnified Person only if the commencement of such Proceeding (or part thereof) by the Indemnified Person was authorized in advance by the Board of Directors of the Corporation.

B.       Prepayment of Expenses of Directors and Officers.  The Corporation shall pay the expenses (including attorneys’ fees) incurred by an Indemnified Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Indemnified Person to repay all amounts advanced if it should ultimately be determined that the Indemnified Person is not entitled to be indemnified under this Article VIII or otherwise.

C.       Claims by Directors and Officers.  If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within thirty (30) days after a written claim therefor by the Indemnified Person has been received by the Corporation, the Indemnified Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.  In any such action the Corporation shall have the burden of proving that the Indemnified Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

D.       Indemnification of Employees and Agents.   The Corporation may indemnify and advance expenses to any person who was or is made or is threatened to be made or is otherwise involved in any Proceeding by reason of the fact that such person, or a person for whom such person is the legal representative, is or was an employee or agent of the Corporation

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or, while an employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person in connection with such Proceeding.  The ultimate determination of entitlement to indemnification of persons who are non-director or officer employees or agents shall be made in such manner as is determined by the Board of Directors of the Corporation in its sole discretion.  Notwithstanding the foregoing sentence, the Corporation shall not be required to indemnify a person in connection with a Proceeding initiated by such person if the Proceeding was not authorized in advance by the Board of Directors of the Corporation.

E.       Advancement of Expenses of Employees and Agents.  The Corporation may pay the expenses (including attorneys’ fees) incurred by an employee or agent in defending any Proceeding in advance of its final disposition on such terms and conditions as may be determined by the Board of Directors of the Corporation.

F.       Non-Exclusivity of Rights.  The rights conferred on any person by this Article VIII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, the Bylaws of the Corporation, any agreement, vote of stockholders or disinterested directors or otherwise.

G.       Other Indemnification.  The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer or employee of another corporation, partnership, limited liability company, joint venture, trust, organization or other enterprise or advance expenses to such person shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, limited liability company, joint venture, trust, organization or other enterprise.

H.       Insurance.  The Board of Directors of the Corporation may, to the full extent permitted by applicable law as it presently exists, or may hereafter be amended from time to time, authorize an appropriate officer or officers to purchase and maintain at the Corporation’s expense insurance:  (a) to indemnify the Corporation for any obligation which it incurs as a result of the indemnification of directors, officers and employees under the provisions of this Article VIII; and (b) to indemnify or insure directors, officers and employees against liability in instances in which they may not otherwise be indemnified by the Corporation under the provisions of this Article VIII.

I.       Amendment or Repeal.  Any repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.  The rights provided hereunder shall inure to the benefit of any Indemnified Person and such person’s heirs, executors and administrators.

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ARTICLE IX

Subject to the rights of holders of Class B Common Stock and any series of Preferred Stock, the Corporation reserves the right to amend or repeal any provision contained in the Certificate of Incorporation, in the manner now or hereafter prescribed by the General Corporation Law, and all rights conferred upon a stockholder herein are granted subject to this reservation.

ARTICLE X

The name and mailing address of the sole incorporator is as follows:

Name	Mailing Address
Daniel E. Schmerin	333 Avenue of the Americas, Suite 2000 Miami, Florida 33131-2185

ARTICLE XI

A.       Exclusive Forum for Adjudication of Disputes.  Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law or this Certificate of Incorporation or the Corporation’s Bylaws (in each case, as they may be amended from time to time), (iv) any action to interpret, apply, enforce or determine the validity of this Certificate of Incorporation or the Corporation’s Bylaws, or (v) any action asserting a claim governed by the internal affairs doctrine (each, a “Covered Proceeding”), in the case of each of clauses (i) through (v), shall be the Court of Chancery in the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware).  Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

B.       Personal Jurisdiction. If any action the subject matter of which is a Covered Proceeding is filed in a court other than the Court of Chancery of the State of Delaware, or, where permitted in accordance with Article XI, Section A above, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (each, a “Foreign Action”) in the name of any person or entity (a “Claiming Party”) without the prior approval of the Board or one of its committees in the manner described in Article XI, Section A  above, such Claiming Party shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware, or, where applicable, the Superior Court of the State of Delaware and the United States District Court for the District of Delaware, in connection with any action brought in any such courts to enforce Article XI, Section A  above (an “Enforcement Action”) and (ii) having service of process made upon such Claiming Party in any such Enforcement Action by service upon such Claiming Party’s counsel in the Foreign Action as agent for such Claiming Party.

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C.       Litigation Costs. Except to the extent prohibited by the Delaware General Corporation Law, in the event that a Claiming Party shall initiate, assert, join, offer substantial assistance to or have a direct financial interest in any Foreign Action without the prior approval of the Board or one of its committees in the manner described in Article XI, Section A, each such Claiming Party shall be obligated jointly and severally to reimburse the Corporation and any director, officer or other employee of the Corporation made a party to such proceeding for all fees, costs and expenses of every kind and description (including, but not limited to, all attorneys’ fees and other litigation expenses) that the parties may incur in connection with such Foreign Action.

D.       Notice and Consent. Any person or entity purchasing or otherwise acquiring any interest in the shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI and waived any argument relating to the inconvenience of the forums reference above in connection with any Covered Proceeding.

*     *     *

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IN WITNESS WHEREOF, I have made, signed, and sealed this Certificate of Incorporation this 9th day of January 2019.

/s/ Daniel E. Schmerin

Daniel E. Schmerin

Chief Executive Officer

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Appendix C

ANDOVER NATIONAL CORPORATION

BYLAWS

ARTICLE I – STOCKHOLDERS

Section 1.                Annual Meeting.

(1)               An annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall fix.

(2)               Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation’s proxy materials with respect to such meeting, (b) by or at the direction of the Board of Directors, or (c) by any stockholder of record of the Corporation (the “Record Stockholder”) at the time of the giving of the notice required in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this section. For the avoidance of doubt, the foregoing clause (c) shall be the exclusive means for a stockholder to make nominations or propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”)) at an annual meeting of stockholders.

(3)               For nominations or business to be properly brought before an annual meeting by a Record Stockholder pursuant to clause (c) of the foregoing paragraph, (a) the Record Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (b) any such business must be a proper matter for stockholder action under Delaware law and (c) the Record Stockholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement (defined herein) required by these Bylaws. To be timely, a Record Stockholder’s notice shall be received by the Secretary at the principal executive offices of the Corporation not less than 45 or more than 75 days prior to the one-year anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of stockholders; provided, however, that, subject to the last sentence of this Section 1(3), if the meeting is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the Record Stockholder to be timely must be so received not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Notwithstanding anything in the preceding sentence to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there has been no public announcement naming all of the nominees for director or indicating the increase in the size of the

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Board of Directors made by the Corporation at least 10 days before the last day a Record Stockholder may deliver a notice of nomination in accordance with the preceding sentence, a Record Stockholder’s notice required by this bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation. In no event shall an adjournment, or postponement of an annual meeting for which notice has been given, commence a new time period for the giving of a Record Stockholder’s notice.

(4)               Such Record Stockholder’s notice shall set forth:

a.                   if such notice pertains to the nomination of directors, as to each person whom the Record Stockholder proposes to nominate for election or reelection as a director all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act, and such person’s written consent to serve as a director if elected;

b.                  as to any business that the Record Stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such Record Stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and

c.                   as to (1) the Record Stockholder giving the notice and (2) the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “party”):

(i)                 the name and address of each such party;

(ii)               (A) the class, series, and number of shares of the Corporation that are owned, directly or indirectly, beneficially and of record by each such party, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by each such party, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which either party has a right to vote, directly or indirectly, any shares of any security of the Corporation, (D) any short interest in any security of the Corporation held by each such party (for purposes

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of this Section 1(4), a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially directly or indirectly by each such party that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which either party is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (G) any performance-related fees (other than an asset-based fee) that each such party is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of each such party’s immediate family sharing the same household (which information set forth in this paragraph shall be supplemented by such stockholder or such beneficial owner, as the case may be, not later than 10 days after the record date for determining the stockholders entitled to vote at the meeting; provided, that if such date is after the date of the meeting, not later than the day prior to the meeting);

(iii)             any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or the election of directors in a contested election pursuant to Section 14 of the Exchange Act; and

(iv)             a statement whether or not each such party will deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to carry the proposal or, in the case of a nomination or nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by the Record Stockholder or beneficial holder, as the case may be, to be sufficient to elect the nominee or nominees proposed to be nominated by the Record Stockholder (such statement, a “Solicitation Statement”).

(5)               A person shall not be eligible for election or re-election as a director at an annual meeting unless (i) the person is nominated by a Record Stockholder in accordance with Section 1(2)(c) or (ii) the person is nominated by or at the direction of the Board of Directors. Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. The chairman of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

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(6)               For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(7)               Notwithstanding the foregoing provisions of this Section 1, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 1. Nothing in this Section 1 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 2.                Special Meetings.

(1)               Special meetings of the stockholders, other than those required by statute, may be called at any time by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The Board of Directors may postpone or reschedule any previously scheduled special meeting.

(2)               Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board of Directors. The notice of such special meeting shall include the purpose for which the meeting is called. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (a) by or at the direction of the Board of Directors or (b) by any stockholder of record at the time of giving of notice provided for in this paragraph, who shall be entitled to vote at the meeting and who delivers a written notice to the Secretary setting forth the information set forth in Section 1(4)(a) and 1(4)(c) of this Article I. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders only if such stockholder of record’s notice required by the preceding sentence shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall an adjournment, or postponement of a special meeting for which notice has been given, commence a new time period for the giving of a stockholder of record’s notice. A person shall not be eligible for election or reelection as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board of Directors or (ii) by a stockholder of record in accordance with the notice procedures set forth in this Article I.

(3)               Notwithstanding the foregoing provisions of this Section 2, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 2. Nothing in this Section 2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

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Section 3.                Notice of Meetings.

Notice of the place, if any, date, and time of all meetings of the stockholders, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given, not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given to each stockholder in conformity herewith. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and, except as otherwise required by law, shall not be more than 60 nor less than 10 days before the date of such adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 4.                Quorum.

At any meeting of the stockholders, the holders of a majority of the voting power of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by the Certificate of Incorporation of the Corporation law or by the rules of any stock exchange upon which the Corporation’s securities are listed. Where a separate vote by a class or classes or series is required, a majority of the voting power of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter except to the extent that the presence of a larger number may be required by the Certificate of Incorporation of the Corporation law or by the rules of any stock exchange upon which the Corporation’s securities are listed.

If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting to another place, if any, date, or time.

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Section 5.                Organization.

Such person as the Board of Directors may have designated or, in the absence of such a person, the Chairman of the Board or, in his or her absence, the Chief Executive Officer of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the voting power of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

Section 6.                Conduct of Business.

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chairman shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

Section 7.                Proxies and Voting.

At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.

All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law or the rules of any stock exchange upon which the Corporation’s securities are listed, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

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Section 8.                Stock List.

The officer who has charge of the stock ledger of the Corporation shall, at least 10 days before every meeting of stockholders, prepare and make a complete list of stockholders entitled to vote at any meeting of stockholders, provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date, arranged in alphabetical order and showing the address of each such stockholder and the number of shares registered in his or her name. Such list shall be open to the examination of any stockholder for a period of at least 10 days prior to the meeting in the manner provided by law.

A stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine (a) the identity of the stockholders entitled to examine such stock list and to vote at the meeting and (b) the number of shares held by each of them.

ARTICLE II – BOARD OF DIRECTORS

Section 1.                Number, Election, Tenure and Qualification.

Except as otherwise provided in the certificate of incorporation, the number of directors which shall constitute the Whole Board shall be not less than one. Within such limit, the number of directors shall be determined by resolution of the Board of Directors. The directors shall be elected at the annual meeting or at any special meeting of stockholders, or by written consent in lieu of an annual or special meeting of the stockholders (provided, however, that if such consent is less than unanimous, such action by written consent may be in lieu of holding an annual meeting only if all of the directorships to which directors could be elected at an annual meeting held at the effective time of such action are vacant and are filled by such action), except as provided in Section 2 of this Article II, and each director elected shall hold office until his successor is elected and qualified, unless sooner displaced. Directors need not be stockholders.

Section 2.                Newly Created Directorships and Vacancies.

Subject to the rights of the holders of any class of common stock or preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires or until such director’s successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

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Section 3.                Regular Meetings.

Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 4.                Special Meetings.

Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer or by the Board of Directors and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than three days before the meeting or by telephone or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than 24 hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 5.                Quorum.

A majority of the Whole Board shall constitute a quorum for all purposes at any meeting of the Board of Directors. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

Section 6.                Participation in Meetings By Conference Telephone.

Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

Section 7.                Conduct of Business.

At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board of Directors may from time to time determine, and, except as otherwise expressly required by law, all matters shall be determined by the affirmative vote of a majority of the directors present at any meeting at which a quorum is present. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

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Section 8.                Compensation of Directors.

Unless otherwise restricted by the certificate of incorporation, the Board of Directors shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or paid a stated salary or paid other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed compensation for attending committee meetings.

ARTICLE III – COMMITTEES

Section 1.                Committees of the Board of Directors.

The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 2.                Conduct of Business.

Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

ARTICLE IV – OFFICERS

Section 1.                Generally.

The officers of the corporation will include, if and when designated by the Board of Directors, the Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may from time to time be

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appointed by the Board of Directors. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The salaries of officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors or by such officers as may be designated by resolution of the Board of Directors.

Section 2.                Chairman of the Board of Directors.

The Chairman of the Board of Directors (the “Chairman of the Board”), when present, shall preside at all meetings of the stockholders and at all meetings of the Board of Directors. The Chairman of the Board shall perform other duties commonly incident to his or her office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The Board of Directors may designate the Chairman of the Board as an executive or non-executive Chairman of the Board.

Section 3.                Chief Executive Officer.

The Chief Executive Officer will preside at all meetings of the stockholders and at all meetings of the Board of Directors (if a director), unless the Chairman of the Board has been appointed and is present. Unless an officer has been appointed Chief Executive Officer of the corporation, the President will be the Chief Executive Officer of the corporation and will, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and officers of the corporation. To the extent that a Chief Executive Officer has been appointed and no President has been appointed, all references in these Bylaws to the President will be deemed references to the Chief Executive Officer. The Chief Executive Officer will perform other duties commonly incident to the office and will also perform such other duties and have such other powers, as the Board of Directors designate from time to time. He or she shall have power to sign all stock certificates, contracts, and other instruments of the Corporation which are authorized and shall have general supervision of all of the other officers, employees, and agents of the Corporation.

Section 4.                President.

The President will preside at all meetings of the stockholders and at all meetings of the Board of Directors (if a director), unless the Chairman of the Board, or the Chief Executive Officer has been appointed and is present. Unless another officer has been appointed Chief Executive Officer of the corporation, the President will be the chief executive officer of the corporation and will, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and officers of the corporation. The President will perform other duties commonly incident to the office and will also perform such other duties and have such other powers, as the Board of Directors (or the Chief Executive Officer, if the Chief Executive Officer and President are not the same person and the Board of Directors has delegated the designation of the President’s duties to the Chief Executive Officer) designate from time to time. Subject to the direction of the Board of Directors and the Chief Executive Officer,

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the President shall have power to sign all stock certificates, contracts, and other instruments of the Corporation which are authorized and shall have general supervision of all of the other officers (other than the Chairman of the Board or any Vice Chairman), employees, and agents of the Corporation.

Section 5.                Vice President.

Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors. One Vice President shall be designated by the Board of Directors to perform the duties and exercise the powers of the President in the event of the President’s absence or disability.

Section 6.                Treasurer.

The Treasurer shall have the responsibility for maintaining the financial records of the Corporation. He or she shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Treasurer shall also perform such other duties as the Board of Directors may from time to time prescribe.

Section 7.                Secretary.

The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.

Section 8.                Delegation of Authority.

The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Section 9.                Removal.

Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

Section 10.            Action with Respect to Securities of Other Corporations.

Unless otherwise directed by the Board of Directors, the Chief Executive Officer or any officer of the Corporation authorized by the Chief Executive Officer shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

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ARTICLE V – STOCK

Section 1.                Certificates of Stock.

Each holder of stock represented by certificates shall be entitled to a certificate signed by, or in the name of the Corporation by, the Chief Executive Officer, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

Section 2.                Transfers of Stock.

Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these Bylaws, an outstanding certificate for the number of shares involved, if one has been issued, shall be surrendered for cancellation before a new certificate, if any, is issued therefor.

Section 3.                Record Date.

In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 3 at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which

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record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 4.                Lost, Stolen, or Destroyed Certificates.

In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 5.                Regulations.

The issue, transfer, conversion, and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

ARTICLE VI – NOTICES

Section 1.                Notices.

If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law.

Section 2.                Waivers.

A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the express purpose of objecting at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened.

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ARTICLE VI – MISCELLANEOUS

Section 1.                Facsimile Signatures.

In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

Section 2.                Corporate Seal.

The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 3.                Reliance upon Books, Reports, and Records.

Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 4.                Fiscal Year.

The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 5.                Time Periods.

In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

ARTICLE VIII – INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 1.                Right to Indemnification.

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer or trustee of another corporation or of a partnership, joint venture, trust or other

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enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this Article VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 2.                Right to Advancement of Expenses.

In addition to the right to indemnification conferred in Section 1 of this Article VIII, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.

Section 3.                Right of Indemnitee to Bring Suit.

If a claim under Section 1 or 2 of this Article VIII is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the

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Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

Section 4.                Non-Exclusivity of Rights.

The rights to indemnification and to the advancement of expenses conferred in this Article VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, Bylaws, agreement, vote of stockholders or directors or otherwise.

Section 5.                Insurance.

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Section 6.                Indemnification of Employees and Agents of the Corporation.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 7.                Nature of Rights.

The rights conferred upon indemnitees in this Article VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VIII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

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ARTICLE IX – AMENDMENTS

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, amend, and repeal these Bylaws subject to the power of the holders of capital stock of the Corporation to adopt, amend, or repeal the Bylaws; provided, however, that, with respect to the power of holders of capital stock to adopt, amend, and repeal Bylaws of the Corporation, notwithstanding any other provision of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, these Bylaws or any class of common stock or preferred stock, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend, or repeal any provision of these Bylaws.

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Appendix D

ANDOVER NATIONAL CORPORATION

2019 EQUITY INCENTIVE PLAN

WHEREAS, the stockholders of Edgar Express, Inc. (the “Company”) have approved the adoption of this Andover National Corporation 2019 Equity Incentive Plan in connection with the merger of the Company with and into Andover National Corporation pursuant to that certain Agreement and Plan of Merger dated as of January 9, 2019, with Andover National Corporation surviving the merger as the surviving corporation.

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Andover National Corporation 2019 Equity Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the term Administrator means the Committee.

Affiliate means a corporation, which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means a written or electronic document setting forth the terms of a Stock Right delivered pursuant to the Plan in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition, or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

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Change of Control means the occurrence of any of the following events:

Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring shareholder approval; or

Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of January 9, 2019, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); provided, that if any payment or benefit payable hereunder upon or following a Change of Control would be required to comply with the limitations of Section 409A(a)(2)(A)(v) of the Code in order to avoid an additional tax under Section 409A of the Code, such payment or benefit shall be made only if such Change of Control constitutes a change in ownership or control of the Company, or a change in ownership of the Company’s assets in accordance with Section 409A of the Code.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

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Common Stock means shares of the Company’s common stock, $0.001 par value per share.

Company means Edgar Express, Inc., a Utah corporation, to be merged with and into Andover National Corporation, a Delaware corporation, pursuant to the terms of the Merger Agreement, with Andover National Corporation surviving the merger as the surviving corporation.

Consultant means any natural person who is an advisor or consultant who provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Corporate Transaction means a merger, consolidation, or sale of all or substantially all of the Company’s assets or the acquisition of all of the outstanding voting stock of the Company in a single transaction or a series of related transactions by a single entity other than a transaction to merely change the state of incorporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in the preceding clause, and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

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If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Merger Agreement means that certain Agreement and Plan of Merger dated as of January 9, 2019, by and between Edgar Express, Inc. and Andover National Corporation.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director, or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Performance-Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.

Performance Goals means performance goals determined by the Committee in its sole discretion and set forth in an Agreement. The satisfaction of Performance Goals shall be subject to certification by the Committee. The Committee has the authority to take appropriate action with respect to the Performance Goals (including, without limitation, making adjustments to the Performance Goals or determining the satisfaction of the Performance Goals in connection with a Corporate Transaction) provided that any such action does not otherwise violate the terms of the Plan.

Plan means this Andover National Corporation 2019 Equity Incentive Plan.

Securities Act means the United States Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity-based award, which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

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Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan -- an ISO, a Non-Qualified Option, a Stock Grant, or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate, and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants, and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

(a)       The number of Shares which may be issued from time to time pursuant to this Plan shall be 1,000,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization, or similar transaction in accordance with Paragraph 25 of the Plan; provided, however, that such amount shall not be subject to adjustment in connection with the reincorporation of the Corporation in another jurisdiction.

(b)       On the first day of each fiscal year of the Company during the period beginning in fiscal year 2020, and ending on the second day of fiscal year 2029, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (i) 5% of the number of outstanding shares of Common Stock on such date and (ii) an amount determined by the Administrator.

(c)       If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender or withholding of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by the tender or withholding of Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. In addition, Shares repurchased by the Company with the proceeds of the option exercise price may not be reissued under the Plan. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

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(d)       The maximum number of shares that may be issued as ISOs under the Plan shall be 7,250,000.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

(a)       Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b)       Determine which Employees, directors, and Consultants shall be granted Stock Rights;

(c)       Determine the number of Shares for which a Stock Right or Stock Rights shall be granted;

(d)       Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted provided that no dividends or dividend equivalents shall be paid on any Stock Right prior to the vesting of the underlying Shares;

(e)       Amend any term or condition of any outstanding Stock Right, other than reducing the exercise price or purchase price or extending the expiration date of an Option, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

(f)       Determine and make any adjustments in the Performance Goals included in any Performance-Based Awards in compliance with (d) above; and

(g)       Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate, or to Participants, or to otherwise facilitate the

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administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right; provided, however, that all such interpretations, rules, determinations, terms, and conditions shall be made and prescribed in the context of potential tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director, or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director, or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants, and Stock-Based Awards may be granted to any Employee, director, or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors, or Consultants.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

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(a)       Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)	Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of the Common Stock on the date of grant of the Option.
(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.
(iii)	Vesting: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.
(iv)	Additional Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a shareholders agreement in a form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:
A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and
B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.
(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b)       ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum Standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.
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(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:
A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or
B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.
(iii)	Term of Option: For Participants who own:
A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or
B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.
(iv)	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.
7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)       Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

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(b)       Each Agreement shall state the number of Shares to which the Stock Grant pertains;

(c)       Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any; and

(d)       Dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) may accrue but shall not be paid prior to the time, and may be paid only to the extent that the restrictions or rights to reacquire the Shares subject to the Stock Grant lapse.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued, provided that dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) or dividend equivalents may accrue but shall not be paid prior to and may be paid only to the extent that the Shares subject to the Stock-Based Award vest.  Under no circumstances may the Agreement covering stock appreciation rights (a) have an exercise or base price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3), and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

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9.	PERFORMANCE-BASED AWARDS.

The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of Shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period, and any dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) or dividend equivalents that accrue shall only be paid in respect of the number of Shares earned in respect of such Performance-Based Award.

10.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a), (b), (c), and (d) above, or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

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11.	PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

12.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

13.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

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14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director, or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a)       A Participant who ceases to be an Employee, director, or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b)       Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c)       The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status, or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status, or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d)       Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status, or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e)       A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status, or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than three months, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the date that is six months following the commencement of such leave of absence.

(f)       Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director, or Consultant of the Company or any Affiliate.

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15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director, or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a)       All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b)       Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

16.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a)       A Participant who ceases to be an Employee, director, or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

(b)       A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

(c)       The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

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17.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR, OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a)       In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

(b)       If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director, or Consultant or, if earlier, within the originally prescribed term of the Option.

18.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director, or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status, or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status, or consultancy so long as the Participant continues to be an Employee, director, or Consultant of the Company or any Affiliate.

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19.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATh or DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director, or Consultant), other than termination for Cause, death, or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

20.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a)       All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(b)       Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

21.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director, or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

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The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR, OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director, or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

23.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

(a)       The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant of a Stock Right:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b)       At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

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24.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.

(a)       Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise, base or purchase price per share and in the Performance Goals applicable to outstanding Performance-Based Awards to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

(b)       Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a Corporate Transaction, the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either: (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder

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of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

Notwithstanding the foregoing, in the event the Corporate Transaction also constitutes a Change of Control, then all Options outstanding on the date of the Corporate Transaction shall vest in full immediately prior to the occurrence of the Change of Control, unless such Options are to be assumed by the acquiring or surviving entity in the Corporate Transaction, in which case they shall retain their original vesting schedule.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c)       Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d)       Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and Change of Control and, subject to Paragraph 4, its determination shall be conclusive.

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(e)       Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may in its discretion refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

26.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages, or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer.

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29.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.	TERMINATION OF THE PLAN.

The Plan will terminate on January 7, 2029, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

31.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded ISOs under Section 422 of the Code and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Other than as set forth in Paragraph 25 of the Plan, the Administrator may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option in exchange for a replacement option having a lower exercise price, any Stock Grant, any other Stock-Based  Award or for cash. In addition, the Administrator not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her, unless such amendment is required by applicable law or necessary to preserve the economic value of such Stock Right. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 31 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.

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32.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy, or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy, or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33.	SECTION 409A.

If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock-Based Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock-Based Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.

34.	INDEMNITY.

Neither the Board nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction, or determination to the full extent permitted by law.

35.	CLAWBACK.

Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s Clawback Policy as then in effect is triggered.

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36.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

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Appendix E

UTAH REVISED BUSINESS CORPORATION ACT

Dissenters’ Rights

16-10a-1301 Definitions.

For purposes of Part 13, Dissenters' Rights:

(1)	"Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
(2)	"Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
(3)	"Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.
(4)	"Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.
(5)	"Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.
(6)	"Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.
(7)	"Shareholder" means the record shareholder or the beneficial shareholder.

Amended by Chapter 189, 2014 General Session

16-10a-1302 Right to dissent.

(1)	A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

(a)	consummation of a plan of merger to which the corporation is a party if:

(i)  shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or

(ii) the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104;

(b)	consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;
(c)	consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and
(d)	consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).
(2)	A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.
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(3)

Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

(a)  the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b)  the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or

(c)  the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(4)	The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

(a)  shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b)  shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

(c)  cash in lieu of fractional shares; or

(d)  any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.

(5)	A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

Enacted by Chapter 277, 1992 General Session

16-10a-1303 Dissent by nominees and beneficial owners.

(1)	A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.

(2)	A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

(a)	the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
(b)	the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.
(3)	The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder shall
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certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement shall be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

Amended by Chapter 378, 2010 General Session

16-10a-1320 Notice of dissenters' rights.

(1)	If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice shall be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.
(2)	If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

Amended by Chapter 378, 2010 General Session

16-10a-1321 Demand for payment -- Eligibility and notice of intent.

(1)	If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:
(a)	shall cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and
(b)	may not vote any of his shares in favor of the proposed action.
(2)	If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.
(3)	In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder shall have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

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(4)	A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

Amended by Chapter 378, 2010 General Session

16-10a-1322 Dissenters' notice.

(1)	If proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.
(2)	The dissenters' notice required by Subsection (1) shall be sent no later than 10 days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:
(a)	state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;
(b)	state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares shall be deposited;
(c)	inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
(d)	supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;
(e)	set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;
(f)	state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and
(g)	be accompanied by a copy of this part.

Amended by Chapter 378, 2010 General Session

16-10a-1323 Procedure to demand payment.

(1)	A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a)	cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;
(b)	deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and
(c)	if required by the corporation in the dissenters' notice described in Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.
(2)	A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed
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corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

(3)	A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

Amended by Chapter 378, 2010 General Session

16-10a-1324 Uncertificated shares.

(1)	Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.
(2)	In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

Enacted by Chapter 277, 1992 General Session

16-10a-1325 Payment.

(1)	Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.

(2)	Each payment made pursuant to Subsection (1) shall be accompanied by:

(a)

(i)

(A)	the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;
(B)	an income statement for that year;
(C)	a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and
(D)	the latest available interim financial statements, if any;
(ii)	the balance sheet and statements referred to in Subsection (2)(a)(i) shall be audited if the corporation customarily provides audited financial statements to shareholders;
(b)	a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;
(c)	a statement of the dissenter's right to demand payment under Section 16-10a-1328; and
(d)	a copy of this part.

Amended by Chapter 324, 2010 General Session
Amended by Chapter 378, 2010 General Session

16-10a-1326 Failure to take action.

(1)	If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed
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on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.

(2)	If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

Enacted by Chapter 277, 1992 General Session

16-10a-1327 Special provisions relating to shares acquired after announcement of proposed corporate action.

(1)	A corporation may, with the dissenters' notice given pursuant to Section 16-10a-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.
(2)	An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

Enacted by Chapter 277, 1992 General Session

16-10a-1328 Procedure for shareholder dissatisfied with payment or offer.

(1)	A dissenter who has not accepted an offer made by a corporation under Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:
(a)	the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;
(b)	the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or
(c)	the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.
(2)	A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection (1) within 30 days after the corporation made or offered payment for his shares.

Enacted by Chapter 277, 1992 General Session

16-10a-1330 Judicial appraisal of shares -- Court action.

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(1)	If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.
(2)	The corporation shall commence the proceeding described in Subsection (1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, Salt Lake County. If the corporation is a foreign corporation, it shall commence the proceeding in the county in this state where the principal office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located, or, if the domestic corporation did not have its principal office in this state at the time of the transaction, in Salt Lake County.
(3)	The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties shall be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.
(4)	The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
(5)	Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:
(a)	for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or
(b)	for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

Amended by Chapter 378, 2010 General Session

16-10a-1331 Court costs and counsel fees.

(1)	The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.
(2)	The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
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(a)	against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or
(b)	against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.
(3)	If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

Enacted by Chapter 277, 1992 General Session

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